EXHIBIT 99.1

            Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-5,
                    Asset-Backed Certificates, Series 2005-5



-------------------------------------------------------------------
We need these matrices in addition to strats
-------------------------------------------------------------------

If the deal has deep MI - we want the following:

For Non-MI Loans-only
By LTV Bucket             % of total deal     Avg FICO                  %<550 FICO              %full doc            %non owner
----------------------------------------------------------------------------------------------------------------------------------
50 & Below                        5.89%                     709.97                      0.00%                0.00%         20.32%
----------------------------------------------------------------------------------------------------------------------------------
51 - 60                            6.63                     690.45                          0                    0          29.82
----------------------------------------------------------------------------------------------------------------------------------
61 - 70                           18.57                     679.04                          0                    0          25.86
----------------------------------------------------------------------------------------------------------------------------------
71 - 80                           68.91                     702.71                          0                    0          14.49
----------------------------------------------------------------------------------------------------------------------------------
Total:                          100.00%                     697.94                      0.00%                0.00%         17.96%
----------------------------------------------------------------------------------------------------------------------------------




Aggregate Loans
FICO               % of total deal        Avg LTV                    Max LTV                    % Full Doc           % Owner Occ
----------------------------------------------------------------------------------------------------------------------------------
540 - 559                         0.04%                         70                         70                0.00%          0.00%
----------------------------------------------------------------------------------------------------------------------------------
580 - 599                          0.16                      76.84                      76.84                    0            100
----------------------------------------------------------------------------------------------------------------------------------
620 - 639                         12.32                      70.81                         80                    0           81.2
----------------------------------------------------------------------------------------------------------------------------------
640 - 659                         14.13                      72.28                         80                    0          78.68
----------------------------------------------------------------------------------------------------------------------------------
660 - 679                          13.7                      72.66                         80                    0          70.64
----------------------------------------------------------------------------------------------------------------------------------
680 - 699                         13.34                      73.22                         80                    0          71.04
----------------------------------------------------------------------------------------------------------------------------------
700 - 719                          12.7                      75.54                         80                    0          82.57
----------------------------------------------------------------------------------------------------------------------------------
720 - 739                         11.73                      73.12                         80                    0           75.9
----------------------------------------------------------------------------------------------------------------------------------
740 - 759                         11.02                       74.9                         80                    0          67.53
----------------------------------------------------------------------------------------------------------------------------------
760 - 779                          6.01                       72.3                         80                    0          77.77
----------------------------------------------------------------------------------------------------------------------------------
780 - 799                          4.38                      69.97                         80                    0          58.15
----------------------------------------------------------------------------------------------------------------------------------
800 - 819                          0.47                      68.33                         80                    0          82.06
----------------------------------------------------------------------------------------------------------------------------------
Total:                          100.00%                      72.97                         80                0.00%         74.87%
----------------------------------------------------------------------------------------------------------------------------------



Aggregate Loans
FICO                    % IO              WAC       MARGIN     % Second Lien (Simultaneous or Silent)
-----------------       -----------------------------------------------
540 - 559                           0.00%      6.75       3.25   0.00%
-----------------       -----------------------------------------------
580 - 599                               0      5.63       2.88       0
-----------------       -----------------------------------------------
620 - 639                               0      6.04       2.82      10
-----------------       -----------------------------------------------
640 - 659                               0      5.95       2.73   13.76
-----------------       -----------------------------------------------
660 - 679                               0      6.01       2.74   15.66
-----------------       -----------------------------------------------
680 - 699                               0      5.98       2.76   18.65
-----------------       -----------------------------------------------
700 - 719                               0      5.78       2.55   45.53
-----------------       -----------------------------------------------
720 - 739                               0      5.79       2.57   43.38
-----------------       -----------------------------------------------
740 - 759                               0      5.72       2.57   50.63
-----------------       -----------------------------------------------
760 - 779                               0      5.78       2.63   47.88
-----------------       -----------------------------------------------
780 - 799                               0      5.87       2.67   17.22
-----------------       -----------------------------------------------
800 - 819                               0      5.95       2.61       0
-----------------       -----------------------------------------------
Total:                              0.00%      5.89       2.68  27.89%
-----------------       -----------------------------------------------




-------------------------------------------------------------------------------
We needs strats broken out in this format for Total ARMs, Total Fixed, Total IO
Loans seperately We also need this for the total pool combined
-------------------------------------------------------------------------------
Original Principal Balances of Mortgage Loans

                                                                        % of Aggregate Principal
                                          Aggregate Original Principal          Balance                    AVG CURRENT
Range ($)               Number of Loans             Balance                as of Cut-off Date               BALANCE
----------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                           9                       198,660.00                       0.03            22,073.33
                          --------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00               117                     4,662,911.00                       0.64            39,853.94
                          --------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00               176                    11,023,222.00                       1.52            62,631.94
                          --------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00              230                    20,422,987.00                       2.82            88,795.60
                          --------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00             305                    34,592,305.00                       4.77           113,417.39
                          --------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00             388                    53,337,487.00                       7.36           137,467.75
                          --------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00             326                    52,909,578.00                        7.3           162,299.32
                          --------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00             267                    49,860,149.00                       6.88           186,742.13
                          --------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00             236                    49,980,044.00                       6.89           211,779.85
                          --------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00             200                    47,597,581.00                       6.57           237,987.91
                          --------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00             183                    47,946,881.00                       6.61           262,004.81
                          --------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00             150                    43,059,711.00                       5.94           287,064.74
                          --------------------------------------------------------------------------------------------------------
300,000.01 - 333,700.00             173                    54,841,288.00                       7.57           317,001.66
                          --------------------------------------------------------------------------------------------------------




Range ($)                       WA GROSS CPN     WA COMBLTV      GWAC     WA FICO
------------------------        ----------------------------------------------------
0-24,999.01                              7.311           81.58         0        662
                                ----------------------------------------------------
25,000.01 - 50,000.00                    7.027           83.97         0        691
                                ----------------------------------------------------
50,000.01 - 75,000.00                     6.94           86.17         0        690
                                ----------------------------------------------------
75,000.01 - 100,000.00                   6.678              86         0        688
                                ----------------------------------------------------
100,000.01 - 125,000.00                  6.606           88.62         0        693
                                ----------------------------------------------------
125,000.01 - 150,000.00                  6.483           86.51         0        689
                                ----------------------------------------------------
150,000.01 - 175,000.00                  6.505           88.52         0        686
                                ----------------------------------------------------
175,000.01 - 200,000.00                  6.439           88.96         0        685
                                ----------------------------------------------------
200,000.01 - 225,000.00                  6.369            88.1         0        688
                                ----------------------------------------------------
225,000.01 - 250,000.00                  6.321           88.27         0        687
                                ----------------------------------------------------
250,000.01 - 275,000.00                  6.342           88.93         0        684
                                ----------------------------------------------------
275,000.01 - 300,000.00                  6.276           88.57         0        682
                                ----------------------------------------------------
300,000.01 - 333,700.00                  6.387           89.28         0        678
                                ----------------------------------------------------








                          --------------------------------------------------------------------------------------------------------
333,700.01 - 350,000.00              68                    23,265,361.00                       3.21           342,137.66
                          --------------------------------------------------------------------------------------------------------
350,000.01 - 600,000.00             441                   190,296,292.00                      26.25           431,510.87
                          --------------------------------------------------------------------------------------------------------
600,000.01 -1,000,000.00             59                    40,889,390.00                       5.64           693,040.51
----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,328                   724,883,847.00                        100           217,813.66
                          --------------------------------------------------------------------------------------------------------



333,700.01 - 350,000.00                    6.311           88.33         0        688
                                  ----------------------------------------------------
350,000.01 - 600,000.00                     6.28           86.92         0        681
                                  ----------------------------------------------------
600,000.01 -1,000,000.00                   6.007           78.07         0        698
------------------------          ----------------------------------------------------
Total:                                     6.371            87.3         0        685
                                  ----------------------------------------------------




Principal Balances of Mortgage Loans as of Cutoff Date
                                           Aggregate Principal Balance  % of Aggregate Principal Balance        AVG CURRENT
Range ($)                Number of Loans         as of Cut-off Date              as of Cut-off Date              BALANCE
----------------------------------------------------------------------------------------------------------------------------------
0-24,999.01                           9                      197,963.86                           0.03            21,995.98
                          --------------------------------------------------------------------------------------------------------
25,000.01 - 50,000.00               117                    4,646,098.16                           0.64            39,710.24
                          --------------------------------------------------------------------------------------------------------
50,000.01 - 75,000.00               180                   11,281,136.35                           1.56            62,672.98
                          --------------------------------------------------------------------------------------------------------
75,000.01 - 100,000.00              228                   20,247,609.68                           2.81            88,805.31
                          --------------------------------------------------------------------------------------------------------
100,000.01 - 125,000.00             319                   36,256,983.37                           5.02           113,658.26
                          --------------------------------------------------------------------------------------------------------
125,000.01 - 150,000.00             377                   51,886,699.86                           7.19           137,630.50
                          --------------------------------------------------------------------------------------------------------
150,000.01 - 175,000.00             332                   53,892,619.55                           7.47           162,327.17
                          --------------------------------------------------------------------------------------------------------
175,000.01 - 200,000.00             269                   50,344,426.86                           6.97           187,154.00
                          --------------------------------------------------------------------------------------------------------
200,000.01 - 225,000.00             230                   48,758,605.49                           6.76           211,993.94
                          --------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00             198                   47,049,790.15                           6.52           237,625.20
                          --------------------------------------------------------------------------------------------------------
250,000.01 - 275,000.00             193                   50,607,225.36                           7.01           262,213.60
                          --------------------------------------------------------------------------------------------------------
275,000.01 - 300,000.00             142                   40,834,496.98                           5.66           287,566.88
                          --------------------------------------------------------------------------------------------------------
300,000.01 - 333,700.00             173                   54,840,623.96                            7.6           316,997.83
                          --------------------------------------------------------------------------------------------------------
333,700.01 - 350,000.00              65                   22,228,562.44                           3.08           341,977.88
                          --------------------------------------------------------------------------------------------------------
350,000.01 - 600,000.00             439                  189,191,515.93                          26.21           430,960.17
                          --------------------------------------------------------------------------------------------------------
600,000.01 -1,000,000.00             57                   39,523,242.37                           5.48           693,390.22
----------------------------------------------------------------------------------------------------------------------------------
Total:                            3,328                  721,787,600.37                            100           216,883.29
                          --------------------------------------------------------------------------------------------------------


Range ($)                         WA GROSS CPN     WA COMBLTV      GWAC     WA FICO
-------------------------       -----------------------------------------------------
0-24,999.01                               7.311           81.57         0        662
                                -----------------------------------------------------
25,000.01 - 50,000.00                     7.027           83.98         0        691
                                -----------------------------------------------------
50,000.01 - 75,000.00                     6.912           85.99         0        690
                                -----------------------------------------------------
75,000.01 - 100,000.00                    6.685           86.09         0        689
                                -----------------------------------------------------
100,000.01 - 125,000.00                   6.587           88.13         0        693
                                -----------------------------------------------------
125,000.01 - 150,000.00                   6.496            86.9         0        689
                                -----------------------------------------------------
150,000.01 - 175,000.00                   6.493           88.32         0        686
                                -----------------------------------------------------
175,000.01 - 200,000.00                   6.435           88.62         0        686
                                -----------------------------------------------------
200,000.01 - 225,000.00                   6.378           88.74         0        687
                                -----------------------------------------------------
225,000.01 - 250,000.00                   6.318           88.07         0        687
                                -----------------------------------------------------
250,000.01 - 275,000.00                   6.336           89.22         0        684
                                -----------------------------------------------------
275,000.01 - 300,000.00                   6.276           88.41         0        683
                                -----------------------------------------------------
300,000.01 - 333,700.00                   6.406           89.13         0        679
                                -----------------------------------------------------
333,700.01 - 350,000.00                    6.31           88.31         0        688
                                -----------------------------------------------------
350,000.01 - 600,000.00                   6.276           86.91         0        682
                                -----------------------------------------------------
600,000.01 -1,000,000.00                  6.015           77.87         0        696
-------------------------       -----------------------------------------------------
Total:                                    6.372            87.3         0        685
                                -----------------------------------------------------







Current Mortgage Rates of Mortgage Loans

                                         Aggregate Principal Balance   % of Aggregate Principal Balance  AVG CURRENT
Mortgage Rates (%)      Number of Loans      as of Cut-off Date            as of Cut-off Date              BALANCE
---------------------------------------------------------------------------------------------------------------------------
3.50 - 3.99                           1                 174,236.03                       0.02           174,236.03
---------------------------------------------------------------------------------------------------------------------------
4.00 - 4.49                           2                 644,664.52                       0.09           322,332.26
---------------------------------------------------------------------------------------------------------------------------
4.50 - 4.99                          28               7,079,594.02                       0.98           252,842.64
---------------------------------------------------------------------------------------------------------------------------
5.00 - 5.49                         141              36,152,562.90                       5.01           256,401.16
---------------------------------------------------------------------------------------------------------------------------
5.50 - 5.99                         630             160,773,528.06                      22.27           255,196.08
---------------------------------------------------------------------------------------------------------------------------
6.00 - 6.49                         806             190,789,979.32                      26.43           236,712.13
---------------------------------------------------------------------------------------------------------------------------
6.50 - 6.99                       1,069             220,060,471.82                      30.49           205,856.38
---------------------------------------------------------------------------------------------------------------------------
7.00 - 7.49                         384              71,830,157.16                       9.95           187,057.70
---------------------------------------------------------------------------------------------------------------------------
7.50 - 7.99                         205              27,291,388.90                       3.78           133,128.73
---------------------------------------------------------------------------------------------------------------------------
8.00 - 8.49                          48               5,496,293.79                       0.76           114,506.12
---------------------------------------------------------------------------------------------------------------------------
8.50 - 8.99                          14               1,494,723.85                       0.21           106,765.99
---------------------------------------------------------------------------------------------------------------------------
Total:                            3,328             721,787,600.37                        100           216,883.29
---------------------------------------------------------------------------------------------------------------------------



Mortgage Rates (%)         WA GROSS CPN      WA COMBLTV      GWAC     WA FICO
-------------------        ---------------------------------------------------
3.50 - 3.99                       3.75           52.99         0        719
-------------------        ---------------------------------------------------
4.00 - 4.49                      4.236           78.87         0        724
-------------------        ---------------------------------------------------
4.50 - 4.99                      4.864           88.63         0        701
-------------------        ---------------------------------------------------
5.00 - 5.49                      5.269           84.89         0        709
-------------------        ---------------------------------------------------
5.50 - 5.99                      5.768           83.71         0        693
-------------------        ---------------------------------------------------
6.00 - 6.49                      6.228           85.97         0        680
-------------------        ---------------------------------------------------
6.50 - 6.99                      6.697              90         0        681
-------------------        ---------------------------------------------------
7.00 - 7.49                      7.167           90.41         0        682
-------------------        ---------------------------------------------------
7.50 - 7.99                      7.653           90.64         0        682
-------------------        ---------------------------------------------------
8.00 - 8.49                      8.207           88.93         0        687
-------------------        ---------------------------------------------------
8.50 - 8.99                      8.585           89.26         0        666
-------------------        ---------------------------------------------------
Total:                           6.372            87.3         0        685
-------------------        ---------------------------------------------------




Original Term to Maturity of Mortgage Loans



                                                        Aggregate Principal Balance as of     % of Aggregate Principal Balance
Original Term (mos)                   Number of Loans           Cut-off Date                         as of Cut-off Date
----------------------------------------------------------------------------------------------------------------------------------
301 - 360                                       3,328                      721,787,600.37                                  100
----------------------------------------------------------------------------------------------------------------------------------
Total:                                          3,328                      721,787,600.37                                  100
----------------------------------------------------------------------------------------------------------------------------------


                              AVG CURRENT
Original Term (mos)             BALANCE                   WA GROSS CPN            WA COMBLTV          GWAC     WA FICO
---------------------------------------------------------------------------------------------------------------------------
301 - 360                               216,883.29               6.372                  87.3             0            685
---------------------------------------------------------------------------------------------------------------------------
Total:                                  216,883.29               6.372                  87.3             0            685
---------------------------------------------------------------------------------------------------------------------------




Stated Remaining Term to Maturity of Mortgage Loans

                                                        Aggregate Principal Balance as of     % of Aggregate Principal Balance
Remaining Term (mos)                  Number of Loans           Cut-off Date                         as of Cut-off Date
----------------------------------------------------------------------------------------------------------------------------------
300.001 - 360.000                               3,328                      721,787,600.37                                  100
----------------------------------------------------------------------------------------------------------------------------------
Total:                                          3,328                      721,787,600.37                                  100
----------------------------------------------------------------------------------------------------------------------------------


                              AVG CURRENT
Remaining Term (mos)            BALANCE                   WA GROSS CPN            WA COMBLTV          GWAC     WA FICO
--------------------------------------------------------------------------------------------------------------------------
300.001 - 360.000                       216,883.29               6.372                  87.3             0            685
--------------------------------------------------------------------------------------------------------------------------
Total:                                  216,883.29               6.372                  87.3             0            685
--------------------------------------------------------------------------------------------------------------------------




                                                        Aggregate Principal Balance as of     % of Aggregate Principal Balance
Mortgage Insurance                    Number of Loans           Cut-off Date                         as of Cut-off Date
----------------------------------------------------------------------------------------------------------------------------------
Yes                                             2,362                      499,435,128.37                                69.19
                                   -----------------------------------------------------------------------------------------------
No                                                966                      222,352,472.00                                30.81
----------------------------------------------------------------------------------------------------------------------------------
Total:                                          3,328                      721,787,600.37                                  100
                                   -----------------------------------------------------------------------------------------------



                                        AVG CURRENT
Mortgage Insurance                        BALANCE             WA GROSS CPN            WA COMBLTV          GWAC     WA FICO
----------------------------------      ------------------------------------------------------------------------------------------
Yes                                         211,445.86               6.584                 91.38             0            680
                                        ------------------------------------------------------------------------------------------
No                                          230,178.54               5.894                 78.14             0            697
----------------------------------      ------------------------------------------------------------------------------------------
Total:                                      216,883.29               6.372                  87.3             0            685
                                        ------------------------------------------------------------------------------------------





                                                        Aggregate Principal Balance as of     % of Aggregate Principal Balance
Lien                                  Number of Loans           Cut-off Date                         as of Cut-off Date
---------------------------------------------------------------------------------------------------------------------------------
1                                               3,328                      721,787,600.37                                  100
-------------------------------------------------------------------------------------------------------------------------------
Total:                                          3,328                      721,787,600.37                                  100
-------------------------------------------------------------------------------------------------------------------------------



                                        AVG CURRENT
Lien                                      BALANCE             WA GROSS CPN            WA COMBLTV          GWAC     WA FICO
----------------------------------      -----------------------------------------------------------------------------------
1                                       216,883.29               6.372                  87.3             0            685
---------------------------------       ----------------------------------------------------------------------------------
Total:                                  216,883.29               6.372                  87.3             0            685
---------------------------------       ----------------------------------------------------------------------------------




                                         Aggregate Principal Balance as of    % of Aggregate Principal Balance            AVG
Seasoning(mos)        Number of Loans                Cut-off Date                   as of Cut-off Date             CURRENT BALANCE
----------------------------------------------------------------------------------------------------------------------------------
2                                 825                      187,196,440.73                                25.94          226,904.78
----------------------------------------------------------------------------------------------------------------------------------
3                               1,056                      239,458,025.96                                33.18          226,759.49
----------------------------------------------------------------------------------------------------------------------------------
4                                 781                      163,693,941.52                                22.68          209,595.32
----------------------------------------------------------------------------------------------------------------------------------
5                                 155                       31,687,447.45                                 4.39          204,435.14
----------------------------------------------------------------------------------------------------------------------------------
6                                 266                       55,896,722.98                                 7.74          210,138.06
----------------------------------------------------------------------------------------------------------------------------------
7                                 184                       31,803,957.12                                 4.41          172,847.59
----------------------------------------------------------------------------------------------------------------------------------
8                                  38                        7,492,346.36                                 1.04          197,167.01
----------------------------------------------------------------------------------------------------------------------------------
9                                   9                        1,858,901.57                                 0.26          206,544.62
----------------------------------------------------------------------------------------------------------------------------------
10                                 10                        1,715,769.49                                 0.24          171,576.95
----------------------------------------------------------------------------------------------------------------------------------
11                                  1                          358,947.19                                 0.05          358,947.19
----------------------------------------------------------------------------------------------------------------------------------
12                                  2                          418,001.33                                 0.06          209,000.67
----------------------------------------------------------------------------------------------------------------------------------
13                                  1                          207,098.67                                 0.03          207,098.67
----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,328                      721,787,600.37                                  100          216,883.29
----------------------------------------------------------------------------------------------------------------------------------


Seasoning(mos)                          WA GROSS CPN            WA COMBLTV           GWAC       WA FICO
-------------------------------------------------------------------------------------------------------------
2                                              6.506                 87.46             0            687
-------------------------------------------------------------------------------------------------------------
3                                              6.394                 87.23             0            684
-------------------------------------------------------------------------------------------------------------
4                                              6.356                 87.64             0            684
-------------------------------------------------------------------------------------------------------------
5                                               6.35                  84.5             0            687
-------------------------------------------------------------------------------------------------------------
6                                               6.13                 87.19             0            684
-------------------------------------------------------------------------------------------------------------
7                                              6.213                 88.09             0            698
-------------------------------------------------------------------------------------------------------------
8                                              5.871                 88.03             0            676
-------------------------------------------------------------------------------------------------------------
9                                               5.38                 92.09             0            671
-------------------------------------------------------------------------------------------------------------
10                                              5.24                 86.04             0            692
-------------------------------------------------------------------------------------------------------------
11                                             5.625                 76.84             0            590
-------------------------------------------------------------------------------------------------------------
12                                             4.406                 74.57             0            682
-------------------------------------------------------------------------------------------------------------
13                                             6.375                 83.29             0            629
-------------------------------------------------------------------------------------------------------------
Total:                                         6.372                  87.3             0            685
-------------------------------------------------------------------------------------------------------------





Combined Loan-to-Value Ratios of Mortgage Loans

                                         Aggregate Principal Balance as of    % of Aggregate Principal Balance            AVG
Combined LTVs         Number of Loans                Cut-off Date                   as of Cut-off Date             CURRENT BALANCE
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                        2                          249,383.25                                 0.03          124,691.63
----------------------------------------------------------------------------------------------------------------------------------
25.01 - 30.00                       5                          390,608.08                                 0.05           78,121.62
----------------------------------------------------------------------------------------------------------------------------------
30.01 - 35.00                       6                        1,733,642.83                                 0.24          288,940.47
----------------------------------------------------------------------------------------------------------------------------------
35.01 - 40.00                      13                        1,649,341.68                                 0.23          126,872.44
----------------------------------------------------------------------------------------------------------------------------------
40.01 - 45.00                      13                        3,675,690.53                                 0.51          282,745.43
----------------------------------------------------------------------------------------------------------------------------------
45.01 - 50.00                      15                        3,903,927.87                                 0.54          260,261.86
----------------------------------------------------------------------------------------------------------------------------------
50.01 - 55.00                      15                        2,798,405.49                                 0.39          186,560.37
----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                      48                        9,728,172.84                                 1.35          202,670.27
----------------------------------------------------------------------------------------------------------------------------------
60.01 - 65.00                      37                        8,276,519.97                                 1.15          223,689.73
----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00                     124                       26,524,262.59                                 3.67          213,905.34
----------------------------------------------------------------------------------------------------------------------------------
70.01 - 75.00                     122                       24,887,443.44                                 3.45          203,995.44
----------------------------------------------------------------------------------------------------------------------------------
75.01 - 80.00                     328                       81,394,424.43                                11.28          248,153.73
----------------------------------------------------------------------------------------------------------------------------------
80.01 - 85.00                     112                       29,873,971.35                                 4.14          266,731.89
----------------------------------------------------------------------------------------------------------------------------------
85.01 - 90.00                   1,335                      286,584,106.17                                 39.7          214,669.74
----------------------------------------------------------------------------------------------------------------------------------
90.01 - 95.00                     960                      198,751,595.19                                27.54          207,032.91
----------------------------------------------------------------------------------------------------------------------------------
95.01 - 100.00                    193                       41,366,104.66                                 5.73          214,332.15
----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,328                      721,787,600.37                                  100          216,883.29
----------------------------------------------------------------------------------------------------------------------------------



Combined LTVs                   WA GROSS CPN            WA COMBLTV           GWAC       WA FICO
------------------------------------------------------------------------------------------------
0.01 - 25.00                           6.025                 14.92                          696
------------------------------------------------------------------------------------------------
25.01 - 30.00                          5.808                  27.3                          709
------------------------------------------------------------------------------------------------
30.01 - 35.00                          6.012                 33.95                          665
------------------------------------------------------------------------------------------------
35.01 - 40.00                          5.976                 37.52                          685
------------------------------------------------------------------------------------------------
40.01 - 45.00                          5.922                 42.21                          743
------------------------------------------------------------------------------------------------
45.01 - 50.00                           6.04                 49.22                          695
------------------------------------------------------------------------------------------------
50.01 - 55.00                          5.657                 52.91                          694
------------------------------------------------------------------------------------------------
55.01 - 60.00                          6.154                 58.19                          695
------------------------------------------------------------------------------------------------
60.01 - 65.00                          5.991                 62.89                          678
------------------------------------------------------------------------------------------------
65.01 - 70.00                          5.957                 68.32                          678
------------------------------------------------------------------------------------------------
70.01 - 75.00                          6.026                 73.76                          696
------------------------------------------------------------------------------------------------
75.01 - 80.00                              6                 79.37                          690
------------------------------------------------------------------------------------------------
80.01 - 85.00                          6.245                 83.83                          673
------------------------------------------------------------------------------------------------
85.01 - 90.00                          6.578                 89.67                          685
------------------------------------------------------------------------------------------------
90.01 - 95.00                          6.566                 94.85                          677
------------------------------------------------------------------------------------------------
95.01 - 100.00                         5.586                 99.88                          719
------------------------------------------------------------------------------------------------
Total:                                 6.372                  87.3                          685
------------------------------------------------------------------------------------------------






Owner Occupancy of Mortgage Loans

                                         Aggregate Principal Balance as of    % of Aggregate Principal Balance            AVG
Owner Occupancy       Number of Loans                Cut-off Date                   as of Cut-off Date             CURRENT BALANCE
----------------------------------------------------------------------------------------------------------------------------------
NON OWNER                         929                      149,349,403.36                                20.69           160,763.62
-----------------------------------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                  2,239                      538,143,193.57                                74.56           240,349.80
-----------------------------------------------------------------------------------------------------------------------------------
SECOND HOME                       160                       34,295,003.44                                 4.75           214,343.77
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,328                      721,787,600.37                                  100           216,883.29
-----------------------------------------------------------------------------------------------------------------------------------



Owner Occupancy                 WA GROSS CPN            WA COMBLTV           GWAC       WA FICO
-----------------------------------------------------------------------------------------------------------
NON OWNER                              6.865                 84.85                          698
-----------------------------------------------------------------------------------------------------------
OWNER OCCUPIED                         6.251                 88.44                          681
-----------------------------------------------------------------------------------------------------------
SECOND HOME                             6.11                 80.14                          690
-----------------------------------------------------------------------------------------------------------
Total:                                 6.372                  87.3                          685
-----------------------------------------------------------------------------------------------------------




                                         Aggregate Principal Balance as of    % of Aggregate Principal Balance            AVG
Property Types        Number of Loans                Cut-off Date                   as of Cut-off Date             CURRENT BALANCE
----------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                        283                       69,196,002.37                                 9.59          244,508.84
----------------------------------------------------------------------------------------------------------------------------------
CONDO                             490                      103,973,247.45                                 14.4          212,190.30
----------------------------------------------------------------------------------------------------------------------------------
PUD                                 2                          328,305.64                                 0.05          164,152.82
----------------------------------------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED          2,553                      548,290,044.91                                75.96          214,763.04
----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,328                      721,787,600.37                                  100          216,883.29
----------------------------------------------------------------------------------------------------------------------------------



Property Types                  WA GROSS CPN            WA COMBLTV           GWAC       WA FICO
-----------------------------------------------------------------------------------------------------------
2-4 FAMILY                             6.635                 85.65                          692
-----------------------------------------------------------------------------------------------------------
CONDO                                  6.376                 87.91                          693
-----------------------------------------------------------------------------------------------------------
PUD                                    7.179                 76.85                          664
-----------------------------------------------------------------------------------------------------------
SINGLE FAMILY DETACHED                 6.337                  87.4                          683
-----------------------------------------------------------------------------------------------------------
Total:                                 6.372                  87.3                          685
------------------------------------------------------------------------------------------------------------







Loan Purpose of Mortgage Loans

                                         Aggregate Principal Balance as of    % of Aggregate Principal Balance            AVG
Loan Purpose          Number of Loans                Cut-off Date                   as of Cut-off Date             CURRENT BALANCE
----------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                      894                      214,287,706.18                                29.69          239,695.42
----------------------------------------------------------------------------------------------------------------------------------
PURCHASE                        2,298                      477,829,290.82                                 66.2          207,932.68
----------------------------------------------------------------------------------------------------------------------------------
RATE/TERM REFI                    136                       29,670,603.37                                 4.11          218,166.20
----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,328                      721,787,600.37                                  100          216,883.29
----------------------------------------------------------------------------------------------------------------------------------



Loan Purpose                WA GROSS CPN            WA COMBLTV           GWAC       WA FICO
-----------------------------------------------------------------------------------------------------------
CASHOUT REFI                       6.309                 82.59                          668
----------------------------------------------------------------------------------------------------------
PURCHASE                           6.406                 89.71                          694
-----------------------------------------------------------------------------------------------------------
RATE/TERM REFI                     6.261                 82.46                          680
-----------------------------------------------------------------------------------------------------------
Total:                             6.372                  87.3                          685
-----------------------------------------------------------------------------------------------------------





Document Type of Mortgage Loans

                                         Aggregate Principal Balance as of    % of Aggregate Principal Balance            AVG
Document Type         Number of Loans                Cut-off Date                   as of Cut-off Date             CURRENT BALANCE
----------------------------------------------------------------------------------------------------------------------------------
NO DOC                             787                      158,398,340.54                                21.95         201,268.54
-----------------------------------------------------------------------------------------------------------------------------------
NO RATIO                           641                      128,527,420.36                                17.81         200,510.80
-----------------------------------------------------------------------------------------------------------------------------------
STATED WITH NON-VERIFIED         1,473                      330,182,519.48                                45.75         224,156.50
ASSETS DOC
-----------------------------------------------------------------------------------------------------------------------------------
STATED WITH VERIFIED ASSETS        427                      104,679,319.99                                 14.5         245,150.63
DOC
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           3,328                      721,787,600.37                                  100         216,883.29
-----------------------------------------------------------------------------------------------------------------------------------




Document Type                          WA GROSS CPN            WA COMBLTV           GWAC       WA FICO
-----------------------------------------------------------------------------------------------------------
NO DOC                                        6.381                 85.14                          692
------------------------------------------------------------------------------------------------------------
NO RATIO                                      6.605                 87.07                          682
------------------------------------------------------------------------------------------------------------
STATED WITH NON-VERIFIED                      6.379                 88.19                          681
ASSETS DOC
------------------------------------------------------------------------------------------------------------
STATED WITH VERIFIED ASSETS                   6.046                 88.04                          695
DOC
------------------------------------------------------------------------------------------------------------
Total:                                        6.372                  87.3                          685
------------------------------------------------------------------------------------------------------------





Product Type of Mortgage Loans


                                         Aggregate Principal Balance as of    % of Aggregate Principal Balance            AVG
Product Type          Number of Loans                Cut-off Date                   as of Cut-off Date             CURRENT BALANCE
----------------------------------------------------------------------------------------------------------------------------------
2 YEAR ARM                      2,197                      484,881,385.05                                67.18          220,701.59
----------------------------------------------------------------------------------------------------------------------------------
3 YEAR ARM                      1,131                      236,906,215.32                                32.82          209,466.15
----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,328                      721,787,600.37                                  100          216,883.29
----------------------------------------------------------------------------------------------------------------------------------



Product Type                           WA GROSS CPN            WA COMBLTV           GWAC       WA FICO
-----------------------------------------------------------------------------------------------------------
2 YEAR ARM                                     6.45                 87.71                          682
------------------------------------------------------------------------------------------------------------
3 YEAR ARM                                    6.211                 86.47                          691
-------------------------------------------------------------------------------------------------------------
Total:                                        6.372                  87.3                          685
-------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
** For ARM loans please break out 2/28, 3/27, 5/25 by percentage
** For IO loans please include length of ammortization term and fixed rate term ( 2yr, 3yr, 5yr, 10yr)
-------------------------------------------------------------------------------------------------------------




Geographical Distribution of Mortgages Loans


                                         Aggregate Principal Balance as of    % of Aggregate Principal Balance            AVG
State                 Number of Loans                Cut-off Date                   as of Cut-off Date             CURRENT BALANCE
----------------------------------------------------------------------------------------------------------------------------------
CA                                466                      148,994,205.02                                20.64          319,730.05
----------------------------------------------------------------------------------------------------------------------------------
NY                                 98                       30,602,705.10                                 4.24          312,272.50
----------------------------------------------------------------------------------------------------------------------------------
MA                                115                       38,569,777.10                                 5.34          335,389.37
----------------------------------------------------------------------------------------------------------------------------------
Others                          2,649                      503,620,913.15                                69.77          190,117.37
----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,328                      721,787,600.37                                  100          216,883.29
----------------------------------------------------------------------------------------------------------------------------------


State                          WA GROSS CPN            WA COMBLTV           GWAC       WA FICO
------------------------------------------------------------------------------------------------------------------------
CA                                   6.057                  86.8                          693
------------------------------------------------------------------------------------------------------------------------
NY                                   6.421                 85.04                          687
------------------------------------------------------------------------------------------------------------------------
MA                                   6.391                 84.74                          695
------------------------------------------------------------------------------------------------------------------------
Others                                6.46                 87.78                          682
------------------------------------------------------------------------------------------------------------------------
Total:                               6.372                  87.3                          685
------------------------------------------------------------------------------------------------------------------------





Prepay Penalty for Mortgage Loans

                                         Aggregate Principal Balance as of    % of Aggregate Principal Balance            AVG
Prepay Penalty        Number of Loans                Cut-off Date                   as of Cut-off Date             CURRENT BALANCE
----------------------------------------------------------------------------------------------------------------------------------
N                               1,588                      381,674,192.39                                52.88          240,348.99
----------------------------------------------------------------------------------------------------------------------------------
Y                               1,740                      340,113,407.98                                47.12          195,467.48
----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,328                      721,787,600.37                                  100          216,883.29
----------------------------------------------------------------------------------------------------------------------------------




Prepay Penalty                 WA GROSS CPN            WA COMBLTV           GWAC       WA FICO
----------------------------------------------------------------------------------------------------------------------
N                                      6.53                 86.13                          686
-----------------------------------------------------------------------------------------------------------------------
Y                                     6.194                 88.62                          684
-----------------------------------------------------------------------------------------------------------------------
Total:                                6.372                  87.3                          685
-----------------------------------------------------------------------------------------------------------------------



Prepay Term for Mortgage Loans

                                         Aggregate Principal Balance as of    % of Aggregate Principal Balance            AVG
Prepay Term           Number of Loans                Cut-off Date                   as of Cut-off Date             CURRENT BALANCE
----------------------------------------------------------------------------------------------------------------------------------
0                               1,588                      381,674,192.39                                52.88          240,348.99
----------------------------------------------------------------------------------------------------------------------------------
12                                  4                          339,974.39                                 0.05           84,993.60
----------------------------------------------------------------------------------------------------------------------------------
24                              1,627                      320,509,303.50                                 44.4          196,994.04
----------------------------------------------------------------------------------------------------------------------------------
36                                109                       19,264,130.09                                 2.67          176,735.14
----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,328                      721,787,600.37                                  100          216,883.29
----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,745                     $272,666,077.68                               100.00         $156,255.63




Prepay Term                 WA GROSS CPN            WA COMBLTV           GWAC       WA FICO
-----------------------------------------------------------------------------------------------------------------------
0                                   6.53                 86.13                          686
------------------------------------------------------------------------------------------------------------------------
12                                 6.986                 84.48                          714
------------------------------------------------------------------------------------------------------------------------
24                                 6.201                 88.71                          683
-------------------------------------------------------------------------------------------------------------------------
36                                 6.072                 87.16                          697
-------------------------------------------------------------------------------------------------------------------------
Total:                             6.372                  87.3                          685
-------------------------------------------------------------------------------------------------------------------------
Total:                             7.437                 77.67                          632






Fico Scores of Mortgage Loans


                                         Aggregate Principal Balance as of    % of Aggregate Principal Balance            AVG
Fico Scores           Number of Loans                Cut-off Date                   as of Cut-off Date             CURRENT BALANCE
----------------------------------------------------------------------------------------------------------------------------------
540 - 559                           1                           98,879.21                                 0.01           98,879.21
----------------------------------------------------------------------------------------------------------------------------------
580 - 599                           2                          717,150.20                                  0.1          358,575.10
----------------------------------------------------------------------------------------------------------------------------------
600 - 619                           1                           91,848.74                                 0.01           91,848.74
----------------------------------------------------------------------------------------------------------------------------------
620 - 639                         465                      104,935,804.62                                14.54          225,668.40
----------------------------------------------------------------------------------------------------------------------------------
640 - 659                         630                      139,649,588.77                                19.35          221,666.01
----------------------------------------------------------------------------------------------------------------------------------
660 - 679                         595                      128,781,382.62                                17.84          216,439.30
----------------------------------------------------------------------------------------------------------------------------------
680 - 699                         459                       99,720,472.53                                13.82          217,255.93
----------------------------------------------------------------------------------------------------------------------------------
700 - 719                         401                       86,760,182.24                                12.02          216,359.56
----------------------------------------------------------------------------------------------------------------------------------
720 - 739                         288                       61,070,607.24                                 8.46          212,050.72
----------------------------------------------------------------------------------------------------------------------------------
740 - 759                         234                       49,630,840.07                                 6.88          212,097.61
----------------------------------------------------------------------------------------------------------------------------------
760 - 779                         148                       28,590,898.64                                 3.96          193,181.75
----------------------------------------------------------------------------------------------------------------------------------
780 - 799                          83                       18,164,998.03                                 2.52          218,855.40
----------------------------------------------------------------------------------------------------------------------------------
800 - 819                          21                        3,574,947.46                                  0.5          170,235.59
----------------------------------------------------------------------------------------------------------------------------------
Total:                          3,328                      721,787,600.37                                  100          216,883.29
----------------------------------------------------------------------------------------------------------------------------------



Fico Scores                            WA GROSS CPN            WA COMBLTV           GWAC       WA FICO
----------------------------------------------------------------------------------------------------------------------------------
540 - 559                                       6.75                    70                          557
----------------------------------------------------------------------------------------------------------------------------------
580 - 599                                      6.287                 83.41                          590
----------------------------------------------------------------------------------------------------------------------------------
600 - 619                                          7                 83.64                          615
----------------------------------------------------------------------------------------------------------------------------------
620 - 639                                      6.443                 86.38                          630
----------------------------------------------------------------------------------------------------------------------------------
640 - 659                                      6.424                 87.49                          650
----------------------------------------------------------------------------------------------------------------------------------
660 - 679                                      6.474                  87.8                          669
----------------------------------------------------------------------------------------------------------------------------------
680 - 699                                      6.408                 87.18                          689
----------------------------------------------------------------------------------------------------------------------------------
700 - 719                                      6.316                 89.16                          709
----------------------------------------------------------------------------------------------------------------------------------
720 - 739                                      6.221                 87.09                          729
----------------------------------------------------------------------------------------------------------------------------------
740 - 759                                      6.194                 87.57                          750
----------------------------------------------------------------------------------------------------------------------------------
760 - 779                                      6.198                 86.31                          769
----------------------------------------------------------------------------------------------------------------------------------
780 - 799                                      6.163                 81.71                          787
----------------------------------------------------------------------------------------------------------------------------------
800 - 819                                      6.391                 84.84                          808
----------------------------------------------------------------------------------------------------------------------------------
Total:                                         6.372                  87.3                          685
----------------------------------------------------------------------------------------------------------------------------------


The attached are the corrected version of the original data sheet and the additional FICO sheet.



Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

--------------------------------------------
We need these matrices in addition to strats
--------------------------------------------

If the deal has deep MI - we want the following:

For Non-MI Loans-only

By LTV Bucket         % of total deal           Avg FICO             %<550 FICO            %full doc             %non owner
-----------------------------------------------------------------------------------------------------------------------------
50 & Below                  5.89%                709.97                 0.00%                 0.00%                20.32%
51 - 60                      6.63                690.45                     0                     0                 29.82
61 - 70                     18.57                679.04                     0                     0                 25.86
71 - 80                     68.91                702.71                     0                     0                 14.49
Total:                    100.00%                697.94                 0.00%                 0.00%                17.96%
-----------------------------------------------------------------------------------------------------------------------------



Aggregate Loans
FICO                    % of total deal       Avg LTV               Max LTV               % Full Doc          % Owner Occ
-----------------------------------------------------------------------------------------------------------------------------
541 - 560                      0.01%               70                    70                 0.00%                 0.00%
581 - 600                        0.1            83.41                    90                     0                   100
601 - 620                       0.64            87.54                    95                     0                 86.97
621 - 640                      14.88             86.1                    95                     0                  84.1
641 - 660                      19.67            87.07                  96.8                     0                 81.26
661 - 680                       17.6            86.79                    95                     0                 72.83
681 - 700                      13.43            86.27                    95                     0                  76.1
701 - 720                      11.79            86.07                    95                     0                 71.54
721 - 740                       8.27            83.64                    95                     0                 65.58
741 - 760                       6.87               83                    95                     0                 62.28
761 - 780                        3.9            82.24                    95                     0                 62.66
781 - 800                       2.36            79.03                    95                     0                 60.08
801 - 820                       0.48            85.19                    95                     0                 76.48
Total:                       100.00%             85.7                  96.8                 0.00%                74.56%
-----------------------------------------------------------------------------------------------------------------------------


                                                                                          % Second Lien
FICO                    % IO                  WAC                   MARGIN                (Simultaneous or Silent)
----------------------------------------------------------------------------------------------------
541 - 560                      0.00%             6.75                  3.25                 0.00%
581 - 600                          0             6.29                  2.88                     0
601 - 620                          0             6.32                  3.24                     0
621 - 640                          0             6.44                  3.16                     0
641 - 660                          0             6.44                  3.17                     0
661 - 680                          0             6.46                   3.2                     0
681 - 700                          0              6.4                  3.17                     0
701 - 720                          0             6.32                  3.04                     0
721 - 740                          0             6.23                  3.01                     0
741 - 760                          0             6.19                  2.97                     0
761 - 780                          0              6.2                     3                     0
781 - 800                          0             6.14                  2.94                     0
801 - 820                          0             6.42                  3.01                     0
Total:                         0.00%             6.37                  3.12                     0
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
We needs strats broken out in this format for Total ARMs, Total Fixed, Total IO Loans seperately We also need this for the total pool combined
----------------------------------------------------------------------------

Original Principal Balances of Mortgage Loans
                                                                                  % of Aggregate
                                                            Aggregate Original    Principal Balance
Range ($)                             Number of Loans       Principal Balance     as of Cut-off Date   AVG CURRENT BALANCE
----------------------------------------------------------------------------------------------------------------------------
0-24,999.01                                    9                  198,660.00              0.03               22,073.33
25,000.01 - 50,000.00                        117                4,662,911.00              0.64               39,853.94
50,000.01 - 75,000.00                        176               11,023,222.00              1.52               62,631.94
75,000.01 - 100,000.00                       230               20,422,987.00              2.82               88,795.60
100,000.01 - 125,000.00                      305               34,592,305.00              4.77              113,417.39
125,000.01 - 150,000.00                      388               53,337,487.00              7.36              137,467.75
150,000.01 - 175,000.00                      326               52,909,578.00               7.3              162,299.32
175,000.01 - 200,000.00                      267               49,860,149.00              6.88              186,742.13
200,000.01 - 225,000.00                      236               49,980,044.00              6.89              211,779.85
225,000.01 - 250,000.00                      200               47,597,581.00              6.57              237,987.91
250,000.01 - 275,000.00                      183               47,946,881.00              6.61              262,004.81


Range ($)                             WA GROSS CPN          WA COMBLTV                 GWAC                 WA FICO
----------------------------------------------------------------------------------------------------------------------------
0-24,999.01                               7.311                 81.58                    0                   662
25,000.01 - 50,000.00                     7.027                 83.97                    0                   691
50,000.01 - 75,000.00                      6.94                 86.17                    0                   690
75,000.01 - 100,000.00                    6.678                    86                    0                   688
100,000.01 - 125,000.00                   6.606                 88.62                    0                   693
125,000.01 - 150,000.00                   6.483                 86.51                    0                   689
150,000.01 - 175,000.00                   6.505                 88.52                    0                   686
175,000.01 - 200,000.00                   6.439                 88.96                    0                   685
200,000.01 - 225,000.00                   6.369                  88.1                    0                   688
225,000.01 - 250,000.00                   6.321                 88.27                    0                   687
250,000.01 - 275,000.00                   6.342                 88.93                    0                   684


275,000.01 - 300,000.00                      150               43,059,711.00              5.94              287,064.74
300,000.01 - 333,700.00                      173               54,841,288.00              7.57              317,001.66
333,700.01 - 350,000.00                       68               23,265,361.00              3.21              342,137.66
350,000.01 - 600,000.00                      441              190,296,292.00             26.25              431,510.87
600,000.01 -1,000,000.00                      59               40,889,390.00              5.64              693,040.51
----------------------------------------------------------------------------------------------------------------------------
Total:                                     3,328              724,883,847.00               100              217,813.66
                                      --------------------------------------------------------------------------------------


275,000.01 - 300,000.00                   6.276                 88.57                    0                   682
300,000.01 - 333,700.00                   6.387                 89.28                    0                   678
333,700.01 - 350,000.00                   6.311                 88.33                    0                   688
350,000.01 - 600,000.00                    6.28                 86.92                    0                   681
600,000.01 -1,000,000.00                  6.007                 78.07                    0                   698
----------------------------------------------------------------------------------------------------------------------------
Total:                                    6.371                  87.3                    0                   685
                                      --------------------------------------------------------------------------------------


Principal Balances of Mortgage Loans as of Cutoff Date

                                                            Aggregate Principal   % of Aggregate
                                                            Balance as of         Principal Balance
Range ($)                             Number of Loans       Cut-off Date          as of Cut-off Date   AVG CURRENT BALANCE
----------------------------------------------------------------------------------------------------------------------------
0-24,999.01                                      9                197,963.86               0.03               21,995.98
25,000.01 - 50,000.00                          117              4,646,098.16               0.64               39,710.24
50,000.01 - 75,000.00                          180             11,281,136.35               1.56               62,672.98
75,000.01 - 100,000.00                         228             20,247,609.68               2.81               88,805.31
100,000.01 - 125,000.00                        319             36,256,983.37               5.02              113,658.26
125,000.01 - 150,000.00                        377             51,886,699.86               7.19              137,630.50
150,000.01 - 175,000.00                        332             53,892,619.55               7.47              162,327.17
175,000.01 - 200,000.00                        269             50,344,426.86               6.97              187,154.00
200,000.01 - 225,000.00                        230             48,758,605.49               6.76              211,993.94
225,000.01 - 250,000.00                        198             47,049,790.15               6.52              237,625.20
250,000.01 - 275,000.00                        193             50,607,225.36               7.01              262,213.60
275,000.01 - 300,000.00                        142             40,834,496.98               5.66              287,566.88
300,000.01 - 333,700.00                        173             54,840,623.96                7.6              316,997.83
333,700.01 - 350,000.00                         65             22,228,562.44               3.08              341,977.88
350,000.01 - 600,000.00                        439            189,191,515.93              26.21              430,960.17
600,000.01 -1,000,000.00                        57             39,523,242.37               5.48              693,390.22
----------------------------------------------------------------------------------------------------------------------------
Total:                                       3,328            721,787,600.37                100              216,883.29
                                 -------------------------------------------------------------------------------------------


Range ($)                                WA GROSS CPN           WA COMBLTV                GWAC               WA FICO
----------------------------------------------------------------------------------------------------------------------------
0-24,999.01                                  7.311                 81.57                    0                   662
25,000.01 - 50,000.00                        7.027                 83.98                    0                   691
50,000.01 - 75,000.00                        6.912                 85.99                    0                   690
75,000.01 - 100,000.00                       6.685                 86.09                    0                   689
100,000.01 - 125,000.00                      6.587                 88.13                    0                   693
125,000.01 - 150,000.00                      6.496                  86.9                    0                   689
150,000.01 - 175,000.00                      6.493                 88.32                    0                   686
175,000.01 - 200,000.00                      6.435                 88.62                    0                   686
200,000.01 - 225,000.00                      6.378                 88.74                    0                   687
225,000.01 - 250,000.00                      6.318                 88.07                    0                   687
250,000.01 - 275,000.00                      6.336                 89.22                    0                   684
275,000.01 - 300,000.00                      6.276                 88.41                    0                   683
300,000.01 - 333,700.00                      6.406                 89.13                    0                   679
333,700.01 - 350,000.00                       6.31                 88.31                    0                   688
350,000.01 - 600,000.00                      6.276                 86.91                    0                   682
600,000.01 -1,000,000.00                     6.015                 77.87                    0                   696
----------------------------------------------------------------------------------------------------------------------------
Total:                                       6.372                  87.3                    0                   685
                                 -------------------------------------------------------------------------------------------

Current Mortgage Rates of Mortgage Loans

                                                   Aggregate Principal        % of Aggregate
                                                      Balance as of          Principal Balance
Mortgage Rates (%)               Number of Loans       Cut-off Date          as of Cut-off Date   AVG CURRENT BALANCE
-----------------------------------------------------------------------------------------------------------------------
3.50 - 3.99                                1              174,236.03                0.02               174,236.03
4.00 - 4.49                                2              644,664.52                0.09               322,332.26
4.50 - 4.99                               28            7,079,594.02                0.98               252,842.64
5.00 - 5.49                              141           36,152,562.90                5.01               256,401.16
5.50 - 5.99                              630          160,773,528.06               22.27               255,196.08
6.00 - 6.49                              806          190,789,979.32               26.43               236,712.13
6.50 - 6.99                            1,069          220,060,471.82               30.49               205,856.38
7.00 - 7.49                              384           71,830,157.16                9.95               187,057.70
7.50 - 7.99                              205           27,291,388.90                3.78               133,128.73
8.00 - 8.49                               48            5,496,293.79                0.76               114,506.12
8.50 - 8.99                               14            1,494,723.85                0.21               106,765.99
Total:                                 3,328          721,787,600.37                 100               216,883.29
-----------------------------------------------------------------------------------------------------------------------


Mortgage Rates (%)                 WA GROSS CPN          WA COMBLTV                 GWAC                  WA FICO
-----------------------------------------------------------------------------------------------------------------------
3.50 - 3.99                             3.75                 52.99                     0                   719
4.00 - 4.49                            4.236                 78.87                     0                   724
4.50 - 4.99                            4.864                 88.63                     0                   701
5.00 - 5.49                            5.269                 84.89                     0                   709
5.50 - 5.99                            5.768                 83.71                     0                   693
6.00 - 6.49                            6.228                 85.97                     0                   680
6.50 - 6.99                            6.697                    90                     0                   681
7.00 - 7.49                            7.167                 90.41                     0                   682
7.50 - 7.99                            7.653                 90.64                     0                   682
8.00 - 8.49                            8.207                 88.93                     0                   687
8.50 - 8.99                            8.585                 89.26                     0                   666
Total:                                 6.372                  87.3                     0                   685
-----------------------------------------------------------------------------------------------------------------------

Original Term to Maturity of Mortgage Loans

                                                   Aggregate Principal         % of Aggregate
                                                      Balance as of          Principal Balance
Original Term (mos)              Number of Loans       Cut-off Date          as of Cut-off Date    AVG CURRENT BALANCE
-----------------------------------------------------------------------------------------------------------------------
301 - 360                              3,328        721,787,600.37                   100            216,883.29
Total:                                 3,328        721,787,600.37                   100            216,883.29
-----------------------------------------------------------------------------------------------------------------------


Original Term (mos)                WA GROSS CPN          WA COMBLTV                  GWAC               WA FICO
-----------------------------------------------------------------------------------------------------------------------
301 - 360                              6.372                  87.3                     0                   685
Total:                                 6.372                  87.3                     0                   685
-----------------------------------------------------------------------------------------------------------------------


Stated Remaining Term to Maturity of Mortgage Loans

                                                    Aggregate Principal       % of Aggregate
                                                      Balance as of          Principal Balance
Remaining Term (mos)             Number of Loans       Cut-off Date          as of Cut-off Date   AVG CURRENT BALANCE
-----------------------------------------------------------------------------------------------------------------------
300.001 - 360.000                      3,328          721,787,600.37                 100                216,883.29
Total:                                 3,328          721,787,600.37                 100                216,883.29
-----------------------------------------------------------------------------------------------------------------------


Remaining Term (mos)                  WA GROSS CPN          WA COMBLTV            GWAC                 WA FICO
-----------------------------------------------------------------------------------------------------------------------
300.001 - 360.000                                    6.372                  87.3                    0                   685
Total:                                               6.372                  87.3                    0                   685
-----------------------------------------------------------------------------------------------------------------------



                                                   Aggregate Principal         % of Aggregate
                                                      Balance as of          Principal Balance
Mortgage Insurance               Number of Loans       Cut-off Date          as of Cut-off Date    AVG CURRENT BALANCE
-----------------------------------------------------------------------------------------------------------------------
Yes                                    2,362          499,435,128.37                69.19               211,445.86
No                                       966          222,352,472.00                30.81               230,178.54
Total:                                 3,328          721,787,600.37                  100               216,883.29
-----------------------------------------------------------------------------------------------------------------------


Mortgage Insurance      WA GROSS CPN          WA COMBLTV            GWAC                  WA FICO
-----------------------------------------------------------------------------------------------------------------------
Yes                                    6.584                 91.38                     0                   680
No                                     5.894                 78.14                     0                   697
Total:                                 6.372                  87.3                     0                   685
-----------------------------------------------------------------------------------------------------------------------


                                                   Aggregate Principal        % of Aggregate
                                                      Balance as of          Principal Balance
Lien                             Number of Loans       Cut-off Date          as of Cut-off Date    AVG CURRENT BALANCE
-----------------------------------------------------------------------------------------------------------------------
1                                      3,328          721,787,600.37                   100            216,883.29
Total:                                 3,328          721,787,600.37                   100            216,883.29
-----------------------------------------------------------------------------------------------------------------------


Lien                               WA GROSS CPN           WA COMBLTV                 GWAC               WA FICO
-----------------------------------------------------------------------------------------------------------------------
1                                      6.372                  87.3                     0                   685
Total:                                 6.372                  87.3                     0                   685
-----------------------------------------------------------------------------------------------------------------------


                                                   Aggregate Principal         % of Aggregate
                                                      Balance as of          Principal Balance
Seasoning(mos)                   Number of Loans       Cut-off Date          as of Cut-off Date    AVG CURRENT BALANCE
-----------------------------------------------------------------------------------------------------------------------
2                                        825          187,196,440.73                 25.94              226,904.78
3                                      1,056          239,458,025.96                 33.18              226,759.49
4                                        781          163,693,941.52                 22.68              209,595.32
5                                        155           31,687,447.45                  4.39              204,435.14
6                                        266           55,896,722.98                  7.74              210,138.06
7                                        184           31,803,957.12                  4.41              172,847.59
8                                         38            7,492,346.36                  1.04              197,167.01
9                                          9            1,858,901.57                  0.26              206,544.62
10                                        10            1,715,769.49                  0.24              171,576.95
11                                         1              358,947.19                  0.05              358,947.19
12                                         2              418,001.33                  0.06              209,000.67
13                                         1              207,098.67                  0.03              207,098.67
Total:                                 3,328          721,787,600.37                   100              216,883.29
-----------------------------------------------------------------------------------------------------------------------


Seasoning(mos)                     WA GROSS CPN          WA COMBLTV                  GWAC                WA FICO
-----------------------------------------------------------------------------------------------------------------------
2                                      6.506                 87.46                     0                   687
3                                      6.394                 87.23                     0                   684
4                                      6.356                 87.64                     0                   684
5                                       6.35                  84.5                     0                   687
6                                       6.13                 87.19                     0                   684
7                                      6.213                 88.09                     0                   698
8                                      5.871                 88.03                     0                   676
9                                       5.38                 92.09                     0                   671
10                                      5.24                 86.04                     0                   692
11                                     5.625                 76.84                     0                   590
12                                     4.406                 74.57                     0                   682
13                                     6.375                 83.29                     0                   629
Total:                                 6.372                  87.3                     0                   685
-----------------------------------------------------------------------------------------------------------------------

Combined Loan-to-Value Ratios of Mortgage Loans

                                                   Aggregate Principal         % of Aggregate
                                                      Balance as of          Principal Balance
Combined LTVs                    Number of Loans       Cut-off Date          as of Cut-off Date    AVG CURRENT BALANCE
-----------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                               2            249,383.25                  0.03            124,691.63
25.01 - 30.00                              5            390,608.08                  0.05             78,121.62
30.01 - 35.00                              6          1,733,642.83                  0.24            288,940.47
35.01 - 40.00                             13          1,649,341.68                  0.23            126,872.44
40.01 - 45.00                             13          3,675,690.53                  0.51            282,745.43
45.01 - 50.00                             15          3,903,927.87                  0.54            260,261.86
50.01 - 55.00                             15          2,798,405.49                  0.39            186,560.37
55.01 - 60.00                             48          9,728,172.84                  1.35            202,670.27
60.01 - 65.00                             37          8,276,519.97                  1.15            223,689.73
65.01 - 70.00                            124         26,524,262.59                  3.67            213,905.34
70.01 - 75.00                            122         24,887,443.44                  3.45            203,995.44
75.01 - 80.00                            328         81,394,424.43                 11.28            248,153.73
80.01 - 85.00                            112         29,873,971.35                  4.14            266,731.89
85.01 - 90.00                          1,335        286,584,106.17                  39.7            214,669.74
90.01 - 95.00                            960        198,751,595.19                 27.54            207,032.91
95.01 - 100.00                           193         41,366,104.66                  5.73            214,332.15
Total:                                 3,328        721,787,600.37                   100            216,883.29
-----------------------------------------------------------------------------------------------------------------------


Combined LTVs                      WA GROSS CPN          WA COMBLTV                 GWAC                 WA FICO
-----------------------------------------------------------------------------------------------------------------------
0.01 - 25.00                           6.025                 14.92                                         696
25.01 - 30.00                          5.808                  27.3                                         709
30.01 - 35.00                          6.012                 33.95                                         665
35.01 - 40.00                          5.976                 37.52                                         685
40.01 - 45.00                          5.922                 42.21                                         743
45.01 - 50.00                           6.04                 49.22                                         695
50.01 - 55.00                          5.657                 52.91                                         694
55.01 - 60.00                          6.154                 58.19                                         695
60.01 - 65.00                          5.991                 62.89                                         678
65.01 - 70.00                          5.957                 68.32                                         678
70.01 - 75.00                          6.026                 73.76                                         696
75.01 - 80.00                              6                 79.37                                         690
80.01 - 85.00                          6.245                 83.83                                         673
85.01 - 90.00                          6.578                 89.67                                         685
90.01 - 95.00                          6.566                 94.85                                         677
95.01 - 100.00                         5.586                 99.88                                         719
Total:                                 6.372                  87.3                                         685
-----------------------------------------------------------------------------------------------------------------------


Owner Occupancy of Mortgage Loans

                                                   Aggregate Principal       % of Aggregate
                                                      Balance as of         Principal Balance
Owner Occupancy                  Number of Loans       Cut-off Date          as of Cut-off Date   AVG CURRENT BALANCE
-----------------------------------------------------------------------------------------------------------------------
NON OWNER                                929          149,349,403.36               20.69              160,763.62
OWNER OCCUPIED                         2,239          538,143,193.57               74.56              240,349.80
SECOND HOME                              160           34,295,003.44                4.75              214,343.77
Total:                                 3,328          721,787,600.37                 100              216,883.29
-----------------------------------------------------------------------------------------------------------------------


Owner Occupancy                    WA GROSS CPN          WA COMBLTV                GWAC                 WA FICO
-----------------------------------------------------------------------------------------------------------------------
NON OWNER                              6.865                84.85                                        698
OWNER OCCUPIED                         6.251                88.44                                        681
SECOND HOME                             6.11                80.14                                        690
Total:                                 6.372                 87.3                                        685
-----------------------------------------------------------------------------------------------------------------------


Property Type of Mortgage Loans

                                                    Aggregate Principal       % of Aggregate
                                                       Balance as of         Principal Balance
Property Types                   Number of Loans       Cut-off Date          as of Cut-off Date   AVG CURRENT BALANCE
-----------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                               283           69,196,002.37                 9.59              244,508.84
CONDO                                    490          103,973,247.45                 14.4              212,190.30
PUD                                        2              328,305.64                 0.05              164,152.82
SINGLE FAMILY DETACHED                 2,553          548,290,044.91                75.96              214,763.04
Total:                                 3,328          721,787,600.37                  100              216,883.29
-----------------------------------------------------------------------------------------------------------------------


Property Types                     WA GROSS CPN          WA COMBLTV                 GWAC                 WA FICO
-----------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                             6.635                 85.65                                        692
CONDO                                  6.376                 87.91                                        693
PUD                                    7.179                 76.85                                        664
SINGLE FAMILY DETACHED                 6.337                  87.4                                        683
Total:                                 6.372                  87.3                                        685
-----------------------------------------------------------------------------------------------------------------------


Loan Purpose of Mortgage Loans

                                                    Aggregate Principal        % of Aggregate
                                                       Balance as of         Principal Balance
Loan Purpose                     Number of Loans       Cut-off Date          as of Cut-off Date   AVG CURRENT BALANCE
-----------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                             894          214,287,706.18                29.69            239,695.42
PURCHASE                               2,298          477,829,290.82                 66.2            207,932.68
RATE/TERM REFI                           136           29,670,603.37                 4.11            218,166.20
Total:                                 3,328          721,787,600.37                  100            216,883.29
-----------------------------------------------------------------------------------------------------------------------


Loan Purpose                       WA GROSS CPN          WA COMBLTV                GWAC                 WA FICO
-----------------------------------------------------------------------------------------------------------------------
CASHOUT REFI                           6.309                82.59                                        668
PURCHASE                               6.406                89.71                                        694
RATE/TERM REFI                         6.261                82.46                                        680
Total:                                 6.372                 87.3                                        685
-----------------------------------------------------------------------------------------------------------------------


Document Type of Mortgage Loans

                                                    Aggregate Principal        % of Aggregate
                                                      Balance as of          Principal Balance
Document Type                    Number of Loans       Cut-off Date          as of Cut-off Date   AVG CURRENT BALANCE
-----------------------------------------------------------------------------------------------------------------------
NO DOC                                787                   158,398,340.54        21.95                201,268.54
NO RATIO                              641                   128,527,420.36        17.81                200,510.80
STATED WITH NON-VERIFIED ASSETS DOC   1,473                 330,182,519.48        45.75                224,156.50
STATED WITH VERIFIED ASSETS DOC       427                   104,679,319.99        14.5                 245,150.63
Total:                                3,328                 721,787,600.37        100                  216,883.29
-----------------------------------------------------------------------------------------------------------------------


Document Type                     WA GROSS CPN          WA COMBLTV                 GWAC                 WA FICO
-----------------------------------------------------------------------------------------------------------------------
NO DOC                                6.381                 85.14                                          692
NO RATIO                              6.605                 87.07                                          682
STATED WITH NON-VERIFIED ASSETS DOC   6.379                 88.19                                          681
STATED WITH VERIFIED ASSETS DOC       6.046                 88.04                                          695
Total:                                6.372                 87.3                                           685
-----------------------------------------------------------------------------------------------------------------------


Product Type of Mortgage Loans

                                                    Aggregate Principal       % of Aggregate
                                                      Balance as of          Principal Balance
Product Type                     Number of Loans       Cut-off Date          as of Cut-off Date    AVG CURRENT BALANCE
-----------------------------------------------------------------------------------------------------------------------
2 YEAR ARM                             2,197        484,881,385.05                 67.18                220,701.59
3 YEAR ARM                             1,131        236,906,215.32                 32.82                209,466.15
Total:                                 3,328        721,787,600.37                   100                216,883.29
-----------------------------------------------------------------------------------------------------------------------
** For ARM loans please break out 2/28, 3/27, 5/25 by percentage
** For IO loans please include length of ammortization term and fixed rate term ( 2yr, 3yr, 5yr, 10yr)


Product Type            WA GROSS CPN          WA COMBLTV            GWAC                  WA FICO
-----------------------------------------------------------------------------------------------------------------------
2 YEAR ARM                              6.45                 87.71                                         682
3 YEAR ARM                             6.211                 86.47                                         691
Total:                                 6.372                  87.3                                         685
-----------------------------------------------------------------------------------------------------------------------
** For ARM loans please break out 2/28, 3/27, 5/25 by percentage
** For IO loans please include length of ammortization term and fixed rate term ( 2yr, 3yr, 5yr, 10yr)

Geographical Distribution of Mortgages Loans

                                                  Aggregate Principal          % of Aggregate
                                                      Balance as of          Principal Balance
State                            Number of Loans       Cut-off Date          as of Cut-off Date    AVG CURRENT BALANCE
-----------------------------------------------------------------------------------------------------------------------
CA                                       466         148,994,205.02                 20.64               319,730.05
NY                                        98          30,602,705.10                  4.24               312,272.50
MA                                       115          38,569,777.10                  5.34               335,389.37
Others                                 2,649         503,620,913.15                 69.77               190,117.37
Total:                                 3,328         721,787,600.37                   100               216,883.29
-----------------------------------------------------------------------------------------------------------------------


State                              WA GROSS CPN        WA COMBLTV                    GWAC              WA FICO
-----------------------------------------------------------------------------------------------------------------------
CA                                     6.057                86.8                                           693
NY                                     6.421               85.04                                           687
MA                                     6.391               84.74                                           695
Others                                  6.46               87.78                                           682
Total:                                 6.372                87.3                                           685
-----------------------------------------------------------------------------------------------------------------------

Prepay Penalty for Mortgage Loans

                                                   Aggregate Principal         % of Aggregate
                                                      Balance as of          Principal Balance
Prepay Penalty                   Number of Loans       Cut-off Date          as of Cut-off Date    AVG CURRENT BALANCE
-----------------------------------------------------------------------------------------------------------------------
N                                      1,588        381,674,192.39                 52.88            240,348.99
Y                                      1,740        340,113,407.98                 47.12            195,467.48
Total:                                 3,328        721,787,600.37                   100            216,883.29
-----------------------------------------------------------------------------------------------------------------------


Prepay Penalty                     WA GROSS CPN          WA COMBLTV                GWAC                  WA FICO
-----------------------------------------------------------------------------------------------------------------------
N                                       6.53                 86.13                                         686
Y                                      6.194                 88.62                                         684
Total:                                 6.372                  87.3                                         685
-----------------------------------------------------------------------------------------------------------------------


Prepay Term for Mortgage Loans

                                                   Aggregate Principal          % of Aggregate
                                                      Balance as of           Principal Balance
Prepay Term                      Number of Loans       Cut-off Date           as of Cut-off Date    AVG CURRENT BALANCE
-----------------------------------------------------------------------------------------------------------------------
0                                      1,588         381,674,192.39                 52.88            240,348.99
12                                         4             339,974.39                  0.05             84,993.60
24                                     1,627         320,509,303.50                  44.4            196,994.04
36                                       109          19,264,130.09                  2.67            176,735.14
Total:                                 3,328         721,787,600.37                   100            216,883.29
-----------------------------------------------------------------------------------------------------------------------
Total:                                 1,745        $272,666,077.68                100.00           $156,255.63


Prepay Term             WA GROSS CPN          WA COMBLTV             GWAC                  WA FICO
-----------------------------------------------------------------------------------------------------------------------
0                                       6.53                  86.13                                         686
12                                     6.986                  84.48                                         714
24                                     6.201                  88.71                                         683
36                                     6.072                  87.16                                         697
Total:                                 6.372                   87.3                                         685
-----------------------------------------------------------------------------------------------------------------------
Total:                                 7.437                  77.67                                         632



Fico Scores of Mortgage Loans

                                                   Aggregate Principal         % of Aggregate
                                                      Balance as of          Principal Balance
Fico Scores                      Number of Loans       Cut-off Date          as of Cut-off Date    AVG CURRENT BALANCE
-----------------------------------------------------------------------------------------------------------------------
540 - 559                                  1               98,879.21                  0.01               98,879.21
580 - 599                                  2              717,150.20                   0.1              358,575.10
600 - 619                                  1               91,848.74                  0.01               91,848.74
620 - 639                                465          104,935,804.62                 14.54              225,668.40
640 - 659                                630          139,649,588.77                 19.35              221,666.01
660 - 679                                595          128,781,382.62                 17.84              216,439.30
680 - 699                                459           99,720,472.53                 13.82              217,255.93
700 - 719                                401           86,760,182.24                 12.02              216,359.56
720 - 739                                288           61,070,607.24                  8.46              212,050.72
740 - 759                                234           49,630,840.07                  6.88              212,097.61
760 - 779                                148           28,590,898.64                  3.96              193,181.75
780 - 799                                 83           18,164,998.03                  2.52              218,855.40
800 - 819                                 21            3,574,947.46                   0.5              170,235.59
Total:                                 3,328          721,787,600.37                   100              216,883.29
-----------------------------------------------------------------------------------------------------------------------


Fico Scores                        WA GROSS CPN          WA COMBLTV                  GWAC                 WA FICO
-----------------------------------------------------------------------------------------------------------------------
540 - 559                               6.75                    70                                         557
580 - 599                              6.287                 83.41                                         590
600 - 619                                  7                 83.64                                         615
620 - 639                              6.443                 86.38                                         630
640 - 659                              6.424                 87.49                                         650
660 - 679                              6.474                  87.8                                         669
680 - 699                              6.408                 87.18                                         689
700 - 719                              6.316                 89.16                                         709
720 - 739                              6.221                 87.09                                         729
740 - 759                              6.194                 87.57                                         750
760 - 779                              6.198                 86.31                                         769
780 - 799                              6.163                 81.71                                         787
800 - 819                              6.391                 84.84                                         808
Total:                                 6.372                  87.3                                         685
-----------------------------------------------------------------------------------------------------------------------

Aggregate Loans

FICO                             % of total deal       Avg LTV               Max LTV               % Full Doc          % Owner Occ
------------------------------------------------------------------------------------------------------------------------------------
520-539
540-559                                0.01%                70                    70                   0.00%                0.00%
560-579
580-599                                  0.1             83.41                    90                       0                  100
600-619                                 0.01             83.64                 83.64                       0                    0
620-639                                14.54             85.94                    95                       0                84.02
640-659                                19.35             86.95                  96.8                       0                81.95
660-679                                17.84             87.13                    95                       0                72.95
680-699                                13.82             86.21                    95                       0                75.46
700-719                                12.02             86.22                    95                       0                 72.4
720-739                                 8.46             83.51                    95                       0                66.84
740-759                                 6.88             83.15                    95                       0                 61.4
760-779                                 3.96             82.09                    95                       0                62.88
780-800                                 2.52             79.66                    95                       0                59.32
800+                                     0.5             84.84                    95                       0                77.29
------------------------------------------------------------------------------------------------------------------------------------
Total:                               100.00%              85.7                  96.8                   0.00%               74.56%
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                        % Second Lien
FICO                                   % IO                  WAC                   MARGIN          (Simultaneous or Silent)
----------------------------------------------------------------------------------------------------------------
520-539
540-559                                0.00%                  6.75                  3.25                 0.00%
560-579
580-599                                    0                  6.29                  2.88                     0
600-619                                    0                     7                   3.5                     0
620-639                                    0                  6.44                  3.17                     0
640-659                                    0                  6.42                  3.16                     0
660-679                                    0                  6.47                  3.22                     0
680-699                                    0                  6.41                  3.17                     0
700-719                                    0                  6.32                  3.04                     0
720-739                                    0                  6.22                     3                     0
740-759                                    0                  6.19                  2.97                     0
760-779                                    0                   6.2                     3                     0
780-800                                    0                  6.16                  2.96                     0
800+                                       0                  6.39                     3                     0
-----------------------------------------------------------------------------------------------------------------------------
Total:                                 0.00%                  6.37                  3.12                     0
-----------------------------------------------------------------------------------------------------------------------------


IO Loans
FICO                              % of total deal       Avg LTV               Max LTV               % Full Doc         % Owner Occ
------------------------------------------------------------------------------------------------------------------------------------
520-539
540-559
560-579
580-599
600-619
620-639
640-659
660-679
680-699
700-719
720-739
740-759
760-779
780-800
800+


                                                                                   % Second Lien
FICO                                WAC                   MARGIN                (Simultaneous or Silent)
----------------------------------------------------------------------------------------------
520-539
540-559
560-579
580-599
600-619
620-639
640-659
660-679
680-699
700-719
720-739
740-759
760-779
780-800
800+


                                  (as of
                   Fwd:        April 05, 2005)
               ----------------------------
Period             1 Mth           6 Mth
            1    3.01244          3.47310       No securities are being offered by these summary materials. If the securities
            2    3.26014          3.62457       described herein or other securities are ultimately offered, they will be
            3    3.36679          3.75183       offered only pursuant to a definitive offering circular, and prospective
            4    3.51709          3.89371       investors who consider purchasing any such securities should make their
            5    3.66396          3.99363       investment decision based only upon the information provided therein and
            6    3.83260          4.07923       consultation with their own advisers. This material is for your private
            7    3.95477          4.15244       information and we are not soliciting any action based upon it. This material
            8    4.01417          4.20963       is not to be construed as an offer to sell or the solicitation of any offer to
            9    4.17613          4.26414       buy any security in any jurisdiction where such an offer or solicitation would
           10    4.12050          4.29605       be illegal. This material is based on information that we consider reliable,
           11    4.17988          4.34195       but we do not represent that it is accurate or complete and it should not be
           12    4.24753          4.38289       relied upon as such. By accepting this material the recipient agrees that it
           13    4.30120          4.41545       will not distribute or provide the material to any other person.The
           14    4.33251          4.44525       information contained in this material may not pertain to any securities that
           15    4.36019          4.47345       will actually be sold. The information contained in this material may be based
           16    4.38921          4.50731       on assumptions regarding market conditions and other matters as reflected
           17    4.41905          4.52990       therein. We make no representations regarding the reasonableness of such
           18    4.44750          4.54955       assumptions or the likelihood that any of such assumptions will coincide with
           19    4.47334          4.56820       actual market conditions or events, and this material should not be relied
           20    4.49115          4.58521       upon for such purposes. We and our affiliates, officers, directors, partners
           21    4.58111          4.60308       and employees, including persons involved in the preparation or issuance of
           22    4.52186          4.60642       this material may, from time to time, have long or short positions in, and buy
           23    4.53764          4.62308       or sell, the securities mentioned herein or derivatives thereof (including
           24    4.55651          4.64017       options). This material may be filed within the Securities and Exchange
           25    4.57287          4.65490       Commission (the "SEC") and incorporated by reference into an effective
           26    4.58684          4.67034       registration statement previously filed with the SEC under Rule 415 of the
           27    4.59997          4.68568       Securities Act of 1933, including in cases where the material does not pertain
           28    4.61728          4.70025       to securities that are ultimately offered for sale pursuant to such
           29    4.63408          4.71520       registration statement. Information contained in this material is current as
           30    4.64814          4.72696       of the date appearing on this material only. Information in this material
           31    4.66244          4.73820       regarding the assets backing any securities discussed herein supersedes all
           32    4.67558          4.74997       prior information regarding such assets. Any information in the material,
           33    4.68718          4.76270       whether regarding the assets backing any securities discussed herein or


           34    4.69931          4.77553       otherwise, will be superseded by the information included in the final
           35    4.70808          4.79080       prospectus for any securities actually sold to you. Goldman Sachs does not
           36    4.71768          4.80376       provide accounting, tax or legal advice. Subject to applicable law, you may
           37    4.73299          4.81820       disclose any and all aspects of any potential transaction or structure
           38    4.74890          4.83304       described herein that are necessary to support any U.S. federal income tax
           39    4.76343          4.84543       benefits, without Goldman Sachs imposing any limitation of any kind.
           40    4.77946          4.85821
           41    4.79109          4.86971
           42    4.80367          4.87973
           43    4.81633          4.89035
           44    4.82644          4.90172
           45    4.83725          4.91124
           46    4.84698          4.92165
           47    4.85455          4.93338
           48    4.86408          4.94482
           49    4.87742          4.95601
           50    4.88792          4.96698
           51    4.89964          4.97768
           52    4.91162          4.98905
           53    4.92173          4.99755
           54    4.93165          5.00542
           55    4.94156          5.01428
           56    4.95028          5.02280
           57    4.96011          5.03104
           58    4.96688          5.03871
           59    4.97354          5.04790
           60    4.98166          5.05753
           61    4.99058          5.06730
           62    4.99924          5.07559
           63    5.00808          5.08455
           64    5.01738          5.09451
           65    5.02647          5.10322
           66    5.03602          5.11089
           67    5.04386          5.12134
           68    5.05278          5.12872
           69    5.06248          5.13779
           70    5.07073          5.14687


           71    5.07838          5.15486
           72    5.08926          5.16440
           73    5.09469          5.17272
           74    5.10388          5.18243
           75    5.11301          5.19157
           76    5.12073          5.20137
           77    5.13046          5.21216
           78    5.14010          5.22177
           79    5.14955          5.23283
           80    5.15952          5.24397
           81    5.17037          5.25713
           82    5.18136          5.26737
           83    5.19157          5.27933
           84    5.20369          5.29207
           85    5.21563          5.30240
           86    5.22908          5.31348
           87    5.23853          5.32332
           88    5.25008          5.33311
           89    5.26097          5.34321
           90    5.26940          5.34982
           91    5.27902          5.35727
           92    5.28757          5.36498
           93    5.29500          5.37412
           94    5.30363          5.38218
           95    5.30831          5.39083
           96    5.31511          5.40093
           97    5.32580          5.41022
           98    5.33721          5.42005
           99    5.34558          5.42585
          100    5.35489          5.43311
          101    5.36280          5.43935
          102    5.36928          5.44276
          103    5.37664          5.44672
          104    5.37972          5.44980
          105    5.38497          5.45539
          106    5.38877          5.45975


          107    5.38953          5.46562
          108    5.39277          5.47110
          109    5.39957          5.47658
          110    5.40681          5.48230
          111    5.41241          5.48541
          112    5.41894          5.48895
          113    5.42168          5.49051
          114    5.42543          5.49141
          115    5.42891          5.49243
          116    5.42947          5.49303
          117    5.43122          5.49259
          118    5.43133          5.49215
          119    5.42941          5.49277
          120    5.42945          5.49417
          121    5.43034          5.49488
          122    5.42893          5.49563
          123    5.43067          5.49826
          124    5.43282          5.50182
          125    5.43368          5.50314
          126    5.43565          5.50555
          127    5.43841          5.51010
          128    5.44069          5.51174
          129    5.44506          5.51491
          130    5.44686          5.51723
          131    5.45041          5.51955
          132    5.45559          5.52272
          133    5.45467          5.52442
          134    5.45722          5.52814
          135    5.45968          5.53136
          136    5.46106          5.53538
          137    5.46510          5.54113
          138    5.46906          5.54524
          139    5.47317          5.55210
          140    5.47825          5.55806
          141    5.48446          5.56531
          142    5.49100          5.57229
          143    5.49657          5.57860
          144    5.50563          5.58714


          145    5.51121          5.59136
          146    5.51834          5.59827
          147    5.52448          5.60414
          148    5.52974          5.60761
          149    5.53651          5.61259
          150    5.53936          5.61465
          151    5.54560          5.61975
          152    5.55008          5.62329
          153    5.55221          5.62885
          154    5.55694          5.63353
          155    5.55878          5.63892
          156    5.56342          5.64592
          157    5.56995          5.65018
          158    5.57824          5.65489
          159    5.58181          5.65740
          160    5.58765          5.66028
          161    5.59186          5.66225
          162    5.59317          5.66055
          163    5.59558          5.65968
          164    5.59613          5.65820
          165    5.59518          5.65767
          166    5.59486          5.65649
          167    5.59008          5.65514
          168    5.58787          5.65648
          169    5.58909          5.65726
          170    5.59103          5.65862
          171    5.59040          5.65653
          172    5.59152          5.65665
          173    5.59138          5.65587
          174    5.59040          5.65304
          175    5.59072          5.65153
          176    5.58720          5.64930
          177    5.58680          5.64739
          178    5.58501          5.64493
          179    5.58077          5.64293
          180    5.57946          5.64219
          181    5.57864          5.64024


          182    5.57505          5.63780
          183    5.57455          5.63725
          184    5.57394          5.63701
          185    5.57160          5.63418
          186    5.57015          5.63186
          187    5.56911          5.63076
          188    5.56719          5.62919
          189    5.56694          5.62766
          190    5.56369          5.62474
          191    5.56185          5.62407
          192    5.56166          5.62384
          193    5.56010          5.62263
          194    5.55813          5.62018
          195    5.55661          5.61860
          196    5.55548          5.61782
          197    5.55388          5.61575
          198    5.55268          5.61286
          199    5.54981          5.61154
          200    5.54869          5.60955
          201    5.54791          5.60832
          202    5.54541          5.60656
          203    5.54301          5.60449
          204    5.54350          5.60414
          205    5.53973          5.60149
          206    5.53941          5.60072
          207    5.53811          5.59856
          208    5.53516          5.59633
          209    5.53436          5.59547
          210    5.53264          5.59248
          211    5.53051          5.59109
          212    5.52883          5.58894
          213    5.52753          5.58759
          214    5.52577          5.58576
          215    5.52282          5.58353
          216    5.52279          5.58386
          217    5.51976          5.58035
          218    5.51887          5.57980


          219    5.51706          5.57872
          220    5.51485          5.57525
          221    5.51426          5.57381
          222    5.51035          5.57099
          223    5.51025          5.56966
          224    5.50873          5.56689
          225    5.50440          5.56443
          226    5.50433          5.56353
          227    5.50244          5.56158
          228    5.49977          5.55962
          229    5.49838          5.55817
          230    5.49731          5.55743
          231    5.49416          5.55380
          232    5.49313          5.55271
          233    5.49119          5.55109
          234    5.48885          5.54790
          235    5.48811          5.54592
          236    5.48408          5.54246
          237    5.48345          5.54156
          238    5.48185          5.53880
          239    5.47825          5.53662
          240    5.47711          5.53467
          241    5.47459          5.53212
          242    5.47240          5.53036
          243    5.46942          5.52703
          244    5.46806          5.52495
          245    5.46387          5.52153
          246    5.46191          5.51886
          247    5.46028          5.51689
          248    5.45666          5.51443
          249    5.45518          5.51224
          250    5.45283          5.50955
          251    5.44939          5.50766
          252    5.44846          5.50641
          253    5.44660          5.50383
          254    5.44320          5.50122
          255    5.44155          5.49962


          256    5.44025          5.49875
          257    5.43734          5.49549
          258    5.43535          5.49278
          259    5.43377          5.49126
          260    5.43142          5.48933
          261    5.43067          5.48749
          262    5.42713          5.48436
          263    5.42500          5.48343
          264    5.42448          5.48298
          265    5.42269          5.48162
          266    5.42055          5.47914
          267    5.41888          5.47753
          268    5.41762          5.47672
          269    5.41597          5.47474
          270    5.41474          5.47241
          271    5.41197          5.47084
          272    5.41092          5.46946
          273    5.41023          5.46845
          274    5.40795          5.46661
          275    5.40619          5.46529
          276    5.40603          5.46561
          277    5.40348          5.46271
          278    5.40302          5.46232
          279    5.40174          5.46150
          280    5.40011          5.45953
          281    5.40010          5.45882
          282    5.39692          5.45569
          283    5.39706          5.45590
          284    5.39635          5.45448
          285    5.39410          5.45385
          286    5.39391          5.45257
          287    5.39176          5.45165
          288    5.39207          5.45244
          289    5.39077          5.45081
          290    5.39109          5.45043
          291    5.38824          5.44882
          292    5.38869          5.44896


          293    5.38831          5.44907
          294    5.38639          5.44680
          295    5.38652          5.44620
          296    5.38587          5.44500
          297    5.38486          5.44439
          298    5.38547          5.44285
          299    5.38293          5.44061
          300    5.38270          5.44030
          301    5.38153          5.43904
          302    5.38055          5.43847
          303    5.37762          5.43517
          304    5.37675          5.43432
          305    5.37504          5.43302
          306    5.37299          5.43021
          307    5.37250          5.42863
          308    5.36889          5.42577
          309    5.36855          5.42547
          310    5.36733          5.42352
          311    5.36422          5.42231
          312    5.36357          5.42132
          313    5.36210          5.41987
          314    5.36102          5.41920
          315    5.35917          5.41699
          316    5.35889          5.41599
          317    5.35587          5.41374
          318    5.35494          5.41245
          319    5.35435          5.41152
          320    5.35182          5.40977
          321    5.35132          5.40893
          322    5.35001          5.40727
          323    5.34797          5.40601
          324    5.34754          5.40562
          325    5.34630          5.40479
          326    5.34470          5.40284
          327    5.34355          5.40171
          328    5.34279          5.40138
          329    5.34164          5.39988


          330    5.34089          5.39764
          331    5.33862          5.39692
          332    5.33799          5.39556
          333    5.33773          5.39496
          334    5.33591          5.39393
          335    5.33418          5.39260
          336    5.33518          5.39290
          337    5.33226          5.39115
          338    5.33255          5.39111
          339    5.33201          5.38984
          340    5.32995          5.38858
          341    5.32990          5.38858
          342    5.32905          5.38661
          343    5.32785          5.38622
          344    5.32708          5.38510
          345    5.32671          5.38477
          346    5.32596          5.38406
          347    5.32408          5.38299
          348    5.32497          5.38433
          349    5.32312          5.38212
          350    5.32327          5.38232
          351    5.32263          5.38212
          352    5.32164          5.38077
          353    5.32222          5.38064
          354    5.31970          5.37813
          355    5.32036          5.37883
          356    5.32022          5.37777
          357    5.31856          5.37725
          358    5.31889          5.37587
          359    5.31728          5.37463
          360    5.31792          5.37483
          361    5.31608          5.37250
               ----------------------------

GSAA 2005-05-05 Term Sheet - Price/Yield - A3
Assumptions: Run to 10% Cleanup Call, forward libor curve and price to par
Balance          $121,061,000.00           Delay                      0
Coupon           3.19                      Dated                      4/28/2005
Settle           4/28/2005                 First Payment              5/25/2005

Price                                      15 CPR                20 CPR                25 CPR                30 CPR
                      Yield                5.2448                5.1134                4.9996                4.9023
                Disc Margin                    30                    30                    30                    30


Price                                      35 CPR                40 CPR                45 CPR                50 CPR
                      Yield                4.8206                4.7236                4.6221                4.5362
                Disc Margin                    30                    30                    30                    30


                        WAL                 11.66                  8.77                  6.94                  5.62
             Payment Window         May05 - Mar18         May05 - Jan15         May05 - Jan13         May05 - Jul11


                        WAL                  4.65                  3.68                  2.91                  2.40
             Payment Window         May05 - Jul10         May05 - Sep09         May05 - Feb09         May05 - Aug08

                  LIBOR_1MO         3.01244 . . .         3.01244 . . .         3.01244 . . .         3.01244 . . .
                  LIBOR_6MO         3.47310 . . .         3.47310 . . .         3.47310 . . .         3.47310 . . .
                     Prepay                15 CPR                20 CPR                25 CPR                30 CPR


                  LIBOR_1MO         3.01244 . . .         3.01244 . . .         3.01244 . . .         3.01244 . . .
                  LIBOR_6MO         3.47310 . . .         3.47310 . . .         3.47310 . . .         3.47310 . . .
                     Prepay                35 CPR                40 CPR                45 CPR                50 CPR

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

GSAA 2005-05-05 Term Sheet - Price/Yield - A3
Assumptions: Run to 10% Cleanup Call, constant libors and price to par
Balance           $121,061,000.00           Delay                      0
Coupon            3.19                      Dated                      4/28/2005
Settle            4/28/2005                 First Payment              5/25/2005


Price                                      15 CPR                20 CPR                25 CPR                30 CPR
                      Yield                3.2112                3.2112                3.2112                3.2112
                Disc Margin                    30                    30                    30                    30

                        WAL                 11.43                  8.68                  6.87                  5.61
             Payment Window         May05 - Dec17         May05 - Dec14         May05 - Dec12         May05 - Jul11

                  LIBOR_1MO                  2.89                  2.89                  2.89                  2.89
                  LIBOR_6MO                  3.38                  3.38                  3.38                  3.38
                     Prepay                15 CPR                20 CPR                25 CPR                30 CPR


                      Price                35 CPR                40 CPR                45 CPR                50 CPR
                      Yield                3.2112                3.2112                3.2112                3.2112
                Disc Margin                    30                    30                    30                    30

                        WAL                  4.64                  3.67                  2.91                  2.40
             Payment Window         May05 - Jul10         May05 - Sep09         May05 - Feb09         May05 - Aug08

                  LIBOR_1MO                  2.89                  2.89                  2.89                  2.89
                  LIBOR_6MO                  3.38                  3.38                  3.38                  3.38
                     Prepay                35 CPR                40 CPR                45 CPR                50 CPR

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.

The CLTV difference is entirely due to silent seconds (8.7% of the pool have them).

For the loans with MI:
        LTV range               MI coverage             Effective LTV range
        80.01 to 85             22                      62 to 66
        above 85.01             30                      60 to 67

Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

The attached shows the AFC when run at 10cpr.



Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Available Funds Cap for GSAA-05-05
Asssumption:
       Spike libors to 20% from day one
       Run to maturity
       10 CPR Prepayment Payment


---------------------------------------------------
                               Effective Available
Period    Distribution Date         Funds Cap
     1        25-May-05             10.00000        No securities are being offered by these summary materials. If the securities
     2        25-Jun-05              9.91255        described herein or other securities are ultimately offered, they will be
     3        25-Jul-05              9.83486        offered only pursuant to a definitive offering circular, and prospective
     4        25-Aug-05              9.74301        investors who consider purchasing any such securities should make their
     5        25-Sep-05              9.66085        investment decision based only upon the information provided therein and
     6        25-Oct-05              9.59971        consultation with their own advisers. This material is for your private
     7        25-Nov-05              9.50160        information and we are not soliciting any action based upon it. This material
     8        25-Dec-05              9.45092        is not to be construed as an offer to sell or the solicitation of any offer to
     9        25-Jan-06              9.34885        buy any security in any jurisdiction where such an offer or solicitation would
    10        25-Feb-06              9.27483        be illegal. This material is based on information that we consider reliable,
    11        25-Mar-06              9.32032        but we do not represent that it is accurate or complete and it should not be
    12        25-Apr-06              9.13133        relied upon as such. By accepting this material the recipient agrees that it
    13        25-May-06              9.10497        will not distribute or provide the material to any other person.The
    14        25-Jun-06              8.99369        information contained in this material may not pertain to any securities that
    15        25-Jul-06              8.97637        will actually be sold. The information contained in this material may be based
    16        25-Aug-06              8.86166        on assumptions regarding market conditions and other matters as reflected
    17        25-Sep-06              8.79768        therein. We make no representations regarding the reasonableness of such
    18        25-Oct-06              8.79324        assumptions or the likelihood that any of such assumptions will coincide with
    19        25-Nov-06              8.67364        actual market conditions or events, and this material should not be relied
    20        25-Dec-06              8.95450        upon for such purposes. We and our affiliates, officers, directors, partners
    21        25-Jan-07              9.22601        and employees, including persons involved in the preparation or issuance of
    22        25-Feb-07              9.19526        this material may, from time to time, have long or short positions in, and buy
    23        25-Mar-07              9.47348        or sell, the securities mentioned herein or derivatives thereof (including
    24        25-Apr-07              9.13568        options). This material may be filed within the Securities and Exchange
    25        25-May-07              9.20949        Commission (the "SEC") and incorporated by reference into an effective
    26        25-Jun-07              9.18974        registration statement previously filed with the SEC under Rule 415 of the
    27        25-Jul-07              9.44419        Securities Act of 1933, including in cases where the material does not pertain


    28        25-Aug-07              9.30679        to securities that are ultimately offered for sale pursuant to such
    29        25-Sep-07              9.28811        registration statement. Information contained in this material is current as
    30        25-Oct-07              9.39814        of the date appearing on this material only. Information in this material
    31        25-Nov-07              9.28811        regarding the assets backing any securities discussed herein supersedes all
    32        25-Dec-07             10.00754        prior information regarding such assets. Any information in the material,
    33        25-Jan-08             10.06795        whether regarding the assets backing any securities discussed herein or
    34        25-Feb-08             10.06904        otherwise, will be superseded by the information included in the final
    35           Mar-08             10.76421        prospectus for any securities actually sold to you. Goldman Sachs does not
    36           Apr-08             10.07047        provide accounting, tax or legal advice. Subject to applicable law, you may
    37           May-08             10.43358        disclose any and all aspects of any potential transaction or structure
    38           Jun-08             10.66290        described herein that are necessary to support any U.S. federal income tax
    39           Jul-08             11.41475        benefits, without Goldman Sachs imposing any limitation of any kind.
    40           Aug-08             11.04744
    41           Sep-08             11.04823
    42           Oct-08             11.41732
    43           Nov-08             11.07563
    44           Dec-08             11.74706
    45           Jan-09             11.36887
    46           Feb-09             11.36977
    47           Mar-09             12.58881
    48           Apr-09             11.37131
    49           May-09             11.77784
    50           Jun-09             11.69036
    51           Jul-09             12.08086
    52           Aug-09             11.69208
    53           Sep-09             11.69289
    54           Oct-09             12.08349
    55           Nov-09             11.69452
    56           Dec-09             12.08519
    57           Jan-10             11.69619
    58           Feb-10             11.69703
    59           Mar-10             12.95123
    60        25-Apr-10             11.69875
    61           May-10             12.08961
    62           Jun-10             11.70051
    63           Jul-10             12.09144
    64           Aug-10             11.70229


    65           Sep-10             11.70320
    66           Oct-10             12.09426
    67           Nov-10             11.70505
    68           Dec-10             12.09618
    69           Jan-11             11.70693
    70           Feb-11             11.70788
    71           Mar-11             12.96337
    72           Apr-11             11.70982
    73           May-11             12.10117
    74           Jun-11             11.71180
    75           Jul-11             12.10324
    76           Aug-11             11.71382
    77           Sep-11             11.71485
    78           Oct-11             12.10642
    79           Nov-11             11.71693
    80           Dec-11             12.10859
    81           Jan-12             11.71906
    82           Feb-12             11.72014
    83           Mar-12             12.52959
    84           Apr-12             11.72234
    85           May-12             12.11423
    86           Jun-12             11.72458
    87           Jul-12             12.11657
    88           Aug-12             11.72686
    89           Sep-12             11.72803
    90           Oct-12             12.12017
    91           Nov-12             11.73039
    92           Dec-12             12.12264
---------------------------------------------------

The attached shows the AFC at the requested speed ramps.



Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Available Funds Cap for GSAA-05-05 for A1
Asssumption:
         Spike libors to 20% from day one
         Run to maturity
         Using the following Prepayment curves
         scenario 1:       ramp from 15-30 CPR in month 12
         scenario 2:       ramp from 15-30 CPR in month 20

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


                                                        Scenario 1                 Scenario 2
                                               Effective Available        Effective Available
        Period         Distribution Date                 Funds Cap                  Funds Cap
             1                 25-May-05                  10.00000                   10.00000
             2                 25-Jun-05                   9.95922                    9.94760
             3                 25-Jul-05                   9.92834                    9.90382
             4                 25-Aug-05                   9.89688                    9.85465
             5                 25-Sep-05                   9.87526                    9.81395
             6                 25-Oct-05                   9.86652                    9.78729
             7                 25-Nov-05                   9.85121                    9.74372
             8                 25-Dec-05                   9.85575                    9.72727
             9                 25-Jan-06                   9.84870                    9.68802
            10                 25-Feb-06                   9.84867                    9.66551
            11                 25-Mar-06                   9.87124                    9.69899
            12                 25-Apr-06                   9.84861                    9.63107
            13                 25-May-06                   9.85562                    9.63672
            14                 25-Jun-06                   9.84855                    9.61071
            15                 25-Jul-06                   9.85556                    9.62404
            16                 25-Aug-06                   9.84849                    9.60439
            17                 25-Sep-06                   9.84845                    9.60431
            18                 25-Oct-06                   9.85547                    9.62253
            19                 25-Nov-06                   9.84838                    9.60414
            20                 25-Dec-06                   9.88254                    9.69766
            21                 25-Jan-07                   9.92365                    9.79393
            22                 25-Feb-07                   9.92364                    9.79391
            23                 25-Mar-07                   9.95437                    9.87315
            24                 25-Apr-07                   9.92362                    9.79388
            25                 25-May-07                   9.93318                    9.81852
            26                 25-Jun-07                   9.93238                    9.81818
            27                 25-Jul-07                   9.95918                    9.88409
            28                 25-Aug-07                   9.94877                    9.85731
            29                 25-Sep-07                   9.94877                    9.85731
            30                 25-Oct-07                                              9.88415
            31                 25-Nov-07                                              9.86332




DTI information for these loans is not available due to the nature of the documentation (stated).

All applicable tables have been populated.



Disclaimer:

This material has been prepared by the Fixed Income Trading/Sales Department and is not the product of the Fixed Income Research Department. This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options and high yield securities, give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, securities, futures or options identical with or related to those mentioned herein. Further information on any of the securities, futures, or options mentioned in this material may be obtained upon request.

Collateral Analysis                      Total Balance          721,787,600.37


                                          Wtd Avg            Percent of       Wtd Avg
FICO Low         FICO High     LTV    Current Balance   Current Balance         GWAC               % MI
     500               524   > 65%
     525               549   > 65%
     550               574   > 65%         $98,879.21             0.01%           6.75                0
     575               599   > 70%         358,575.10             0.10%           6.29           49.948
     600               624   > 70%         222,516.68             3.08%           6.41           78.289
     625               649   > 70%         224,796.27            18.56%           6.49           84.031
     650               674   > 80%         215,757.42            18.02%           6.58              100
     675               699   > 80%         208,304.05            13.04%           6.61              100
     700               724   > 80%         207,163.91             9.47%           6.56              100
     725               749   > 85%         197,446.58             4.90%           6.66              100
     750               774   > 85%         190,908.62             3.12%           6.55              100
     775               799   > 85%         212,015.51             1.85%           6.54              100
     800 max                 > 85%         174,017.18             0.34%           6.61              100


                   Wtd Avg         Wtd Avg           Wtd Avg
FICO Low             FICO            DTI               LTV                % SFD          % PUD       % Owner Occ
     500
     525
     550               557             0                    70                 0              0                0
     575           590.499             0                83.413               100              0              100
     600            622.18             0                88.198            87.128              0           87.657
     625           638.166             0                88.928            79.593              0           84.628
     650           661.349             0                91.566            78.097          0.144           77.091
     675           685.934             0                91.785             76.31              0           76.482
     700           710.669             0                91.339            69.473              0           66.576
     725            735.32             0                91.543            65.358              0           56.367
     750           758.839             0                91.351             65.31              0           56.041
     775            782.03             0                 90.83            61.488              0           53.289
     800 max       807.699             0                91.907            55.335              0           74.362



FICO Low        % Full Doc      % Ltd Doc        % Stated Doc         % Int Only
     500
     525
     550                 0             0                     0                 0            $98,879.21
     575                 0             0                   100                 0            717,150.20
     600                 0             0                65.108                 0         22,251,668.08
     625                 0             0                59.959                 0        133,978,574.41
     650                 0             0                 63.05                 0        130,101,723.09
     675                 0             0                56.773                 0         94,153,428.29
     700                 0             0                52.129                 0         68,364,091.03
     725                 0             0                48.858                 0         35,342,936.93
     750                 0             0                54.839                 0         22,527,216.72
     775                 0             0                58.284                 0         13,356,977.03
     800 max             0             0                51.844                 0          2,436,240.56
                                                                                       $523,328,885.55




                                                              Wtd Avg            Percent of           Wtd Avg
       LTV Low              LTV High          DTI         Current Balance     Current Balance           GWAC              % MI
         60%                  64%            > 50%
         65%                  69%            > 50%
         70%                  74%            > 50%
         75%                  79%            > 50%
         80%                  84%            > 50%
         85%                  89%            > 50%
         90%                  94%            > 50%
         95%                  99%            > 50%
        100%                  max            > 50%


                            Wtd Avg         Wtd Avg           Wtd Avg
       LTV Low                FICO            DTI               LTV                % SFD               % PUD         % Owner Occ
         60%
         65%
         70%
         75%
         80%
         85%
         90%
         95%
        100%


       LTV Low             % Full Doc      % Ltd Doc        % Stated Doc         % Int Only
         60%
         65%
         70%
         75%
         80%
         85%
         90%
         95%
        100%


                                                              Wtd Avg            Percent of           Wtd Avg
       DTI Low              DTI High          FICO        Current Balance     Current Balance           GWAC                  % MI
         20%                         24%         < 525
         25%                         29%         < 550
         30%                         34%         < 575
         35%                         39%         < 600
         40%                         44%         < 625
         45%                         49%         < 650
         50%                         54%         < 675
         55%                         max         < 700


                            Wtd Avg         Wtd Avg           Wtd Avg
       DTI Low                FICO            DTI               LTV                % SFD               % PUD          % Owner Occ
         20%
         25%
         30%
         35%
         40%
         45%
         50%
         55%


       DTI Low             % Full Doc      % Ltd Doc        % Stated Doc         % Int Only
         20%
         25%
         30%
         35%
         40%
         45%
         50%
         55%




LIMITED AND STATED DOC

                                                                          Wtd Avg              Percent of             Wtd Avg
     FICO Low                FICO High                                Current Balance       Current Balance             GWAC
          500                     524
          525                     549
          550                     574                                         $98,879.21                 0.014             6.75
          575                     599                                        $358,575.10                 0.099             6.29
          600                     624                                        $221,106.01                 3.278             6.38
          625                     649                                        $224,824.52                20.589             6.44
          650                     674                                        $219,335.98                23.763             6.44
          675                     699                                        $215,651.68                17.926             6.44
          700                     724                                        $211,264.09                14.079             6.31
          725                     749                                        $213,634.59                 9.471             6.23
          750                     774                                        $206,204.83                 6.685             6.16
          775                     799                                        $218,357.14                   3.6             6.19
          800 max                                                            $170,235.59                 0.495             6.39
                                                                             $216,883.29                   100             6.37


                                                    Wtd Avg               Wtd Avg               Wtd Avg
     FICO Low                 % MI                  FICO                  DTI                   LTV                  % SFD
          500
          525
          550                       0                   557                     0                    70                     0
          575                  49.948               590.499                     0                83.413                   100
          600                  73.634               622.204                     0                 86.55                85.687
          625                  75.758                637.86                     0                86.177                79.125
          650                  75.852               661.466                     0                86.961                79.357
          675                  72.767               686.389                     0                86.675                77.023
          700                  67.276               710.753                     0                 86.09                70.729
          725                  53.047               735.701                     0                83.008                69.016
          750                  49.564               759.408                     0                82.031                71.763
          775                  52.889               783.646                     0                81.596                70.717
          800 max               70.79               808.261                     0                84.839                52.603
                               69.194               685.345                     0                85.699                75.963

     FICO Low                % PUD              % Owner Occ            % Full Doc            % Ltd Doc            % Stated Doc
          500
          525
          550                       0                     0                     0                     0                     0
          575                       0                   100                     0                     0                   100
          600                       0                84.131                     0                     0                63.042
          625                       0                83.452                     0                     0                61.164
          650                   0.191                76.237                     0                     0                62.791
          675                       0                 75.06                     0                     0                 58.61
          700                       0                71.602                     0                     0                58.472
          725                       0                64.087                     0                     0                58.063
          750                       0                64.857                     0                     0                61.447
          775                       0                57.698                     0                     0                54.103
          800 max                   0                77.287                     0                     0                55.367
                                0.045                74.557                     0                     0                60.248

     FICO Low              % Int Only               % CA                  % NY                  % FL
          500
          525
          550                       0                    0                     0                     0             $98,879.21
          575                       0                    0                     0                   100            $717,150.20
          600                       0               14.716                 3.567                16.711         $23,658,342.98
          625                       0               16.503                 4.918                12.709        $148,609,010.38
          650                       0               19.827                 2.819                12.172        $171,520,736.03
          675                       0               19.978                 5.519                13.818        $129,391,007.89
          700                       0               22.196                 4.048                12.999        $101,618,028.48
          725                       0               23.052                 2.744                15.291         $68,363,068.83
          750                       0               32.033                 6.561                 9.976         $48,251,928.95
          775                       0               28.318                 2.349                22.414         $25,984,499.96
          800 max                   0                    0                19.842                25.018          $3,574,947.46
                                    0               20.642                  4.24                13.509        $721,787,600.37



IO LOANS

                                                                          Wtd Avg              Percent of             Wtd Avg
     FICO Low              FICO High                                Current Balance       Current Balance             GWAC
          500                     524
          525                     549
          550                     574
          575                     599
          600                     624
          625                     649
          650                     674
          675                     699
          700                     724
          725                     749
          750                     774
          775                     799
          800 max

                                                    Wtd Avg               Wtd Avg               Wtd Avg
      FICO Low                 % MI                  FICO                  DTI                   LTV                  % SFD
          500
          525
          550
          575
          600
          625
          650
          675
          700
          725
          750
          775
          800 max


       FICO Low                % PUD              % Owner Occ            % Full Doc            % Ltd Doc            % Stated Doc
          500
          525
          550
          575
          600
          625
          650
          675
          700
          725
          750
          775
          800 max


       FICO Low              % Int Only               % CA                  % NY                  % FL
          500
          525
          550
          575
          600
          625
          650
          675
          700
          725
          750
          775
          800 max




-------------------
Deal Info                                                                       Master Servicer:
-------------------------------------------------------------------
Deal Name                  GSAA 2005-5                                          Backup Servicer:
Bloomberg Ticker:          GSAA 05-5                                            Primary Servicer (s):     % Name   Originator (s):
% Name
Asset Class:               Alt-A                                                                1       Wells Fargo   1Wells Fargo
Issuer:                    Goldman, Sachs & Co.                                                 2                     2
Trustee:                   Wells Fargo (Securities Administrator)                               3                     3
Lead Manager(s)            Goldman, Sachs & Co.                                                 4                     4
                                                                                                5                     5
Month:                                                                                          6                     6
To Roll                    24.38                                                                7                     7
Remaining Term             356                                                                  8                     8
Remaining IO Term          0                                                                    9                     9
                                                                                               10                     10
% Interest Only            0%
-------------------------------------------------------------------
Cells in red font are calculations and should be left alone.

Please put averages in gray cells at the bottom of each bucket.

                                                          Please fill out a complete list of all servicers and originators even if there're more then ten





                                  FICO BUCKET

                            Deal Size
                                                                              AVG
                                                                             Loan
       FICO            # Loans           Balance             %              Balance
NA                                                                0.00%
541 - 560                          1          $98,879              0.01       $98,879.21
581 - 600                          2          717,150               0.1       358,575.10
601 - 620                         22        4,626,613              0.64       210,300.58
621 - 640                        475      107,428,654             14.88       226,165.59
641 - 660                        637      141,949,257             19.67       222,840.28
661 - 680                        597      127,011,366              17.6       212,749.36
681 - 700                        442       96,915,113             13.43       219,264.96
701 - 750                        788      167,120,924             23.15       212,082.39
751 - 800                        344       72,467,902             10.04       210,662.51
801 >=                            20        3,451,743              0.48       172,587.15
Total:                         3,328     $721,787,600               100      $216,883.29


                                                     Weighted Average Collateral Characteristics
                                                                                         Refi                  Interest
       FICO           WAC       FICO      %LTV      % DTI     Primary      SF/PUD      Cachout     Full Doc      only        MI%
NA
541 - 560                6.75       557         70         0           0            0         100           0            0       0
581 - 600                6.29       590      83.41         0         100          100       50.05           0            0   49.95
601 - 620                6.32       620      87.54         0       86.97        86.36       55.64           0            0   76.98
621 - 640                6.44       631       86.1         0        84.1        80.21       48.23           0            0   74.63
641 - 660                6.44       651      87.07         0       81.26        79.42       38.96           0            0   78.29
661 - 680                6.46       670      86.79         0       72.83        78.53       33.28           0            0   74.31
681 - 700                 6.4       690      86.27         0        76.1         77.4       24.18           0            0   70.39
701 - 750                6.27       722      84.75         0       67.75        69.76       17.58           0            0   61.25
751 - 800                6.18       768      81.86         0       62.88        71.45       11.67           0            0   50.67
801 >=                   6.42       809      85.19         0       76.48        54.48       17.68           0            0   73.32
Total:                   6.37       685       85.7         0       74.56        76.01       29.69           0            0   69.19

FICO   Mean:      686.55            Standard Deviation:       44.07



                                  LTV BUCKET

                                        Deal Size


LTV                          # Loans         Balance                  %     AVG Loan Balance
50.00 <=                          59      $12,709,074              1.76               $215,408.03
50.01 - 55.00                     14        2,339,853              0.32                167,132.37
55.01 - 60.00                     53       11,364,726              1.57                214,428.79
60.01 - 65.00                     42       11,368,935              1.58                270,688.92
65.01 - 70.00                    129       28,597,052              3.96                221,682.58
70.01 - 75.00                    134       28,012,755              3.88                209,050.41
75.01 - 80.00                    535      127,960,077             17.73                239,177.71
80.01 - 85.00                    105       27,261,575              3.78                259,634.05
85.01 - 90.00                  1,315      278,769,151             38.62                211,991.75
90.01 - 95.00                    941      193,141,971             26.76                205,251.83
95.01 - 100.00                     1          262,431              0.04                262,431.10
=>100                                                             0.00%
Total:                         3,328     $721,787,600               100               $216,883.29


                                                    Weighted Average Collateral Characteristics
                                                                                         Refi                    Interest
       LTV            WAC       FICO      %LTV       % DTI      Primary      SF/PUD      Cachout     Full Doc        only      MI%
50.00 <=                 5.96       710       41.3         0       55.13         87.6        55.8           0            0      0
50.01 - 55.00            5.64       683      52.58         0       71.53        71.48        53.9           0            0      0
55.01 - 60.00            6.14       695      58.08         0       64.02        63.89       61.93           0            0      0
60.01 - 65.00            5.92       676      63.17         0       75.61        72.12       57.91           0            0      0
65.01 - 70.00            5.93       682       68.4         0       67.98        73.91        58.2           0            0      0
70.01 - 75.00            5.99       696      73.55         0       69.57        76.96       61.26           0            0      0
75.01 - 80.00            5.84       701      79.57         0       80.49        79.42       22.28           0            0      0
80.01 - 85.00            6.29       671      83.89         0       82.06        81.01       61.45           0            0    100
85.01 - 90.00            6.61       684      89.67         0       55.92        71.67       25.91           0            0    100
90.01 - 95.00            6.59       676      94.87         0         100        79.68        21.1           0            0    100
95.01 - 100.00           6.25       642       96.8         0         100          100         100           0            0    100
=>100
Total:                   6.37       685       85.7         0       74.56        76.01       29.69           0            0  69.19

LTV   Mean:       86.03    CLTV:    87.3     Standard Deviation:       10.79    LTV =80:13.50%   % Silent Seconds: 8.67





                                  DTI BUCKET

                                        Deal Size


  DTI             # Loans           Balance                 %              WA Loan Balance
=<20                                                  #DIV/0!
>20 =<25                                              #DIV/0!
>25 =<30                                              #DIV/0!
>30 =<35                                              #DIV/0!
>35 =<40                                              #DIV/0!
>40 =<45                                              #DIV/0!
>45 =<50                                              #DIV/0!
>50 =<55                                              #DIV/0!
>55 =<60                                              #DIV/0!
>60                                                   #DIV/0!
TOTAL              -                 -                #DIV/0!


                                                     Weighted Average Collateral Characteristics
                                                                                         Refi                  Interest
       DTI            WAC       FICO      %LTV      % DTI     Primary      SF/PUD      Cachout     Full Doc      only
=<20
>20 =<25
>25 =<30
>30 =<35
>35 =<40
>40 =<45
>45 =<50
>50 =<55
>55 =<60
>60
TOTAL
DTI   Mean: _______                         Standard Deviation:  _________




                                PURPOSE BUCKET



                                               Deal Size
Purpose               # Loans           Balance                 %       AVG Loan Balance
CASHOUT REFI              894      $214,287,706             29.69                $239,695.42
PURCHASE                2,298       477,829,291              66.2                 207,932.68
RATE/TERM REFI            136        29,670,603              4.11                 218,166.20
Total:                  3,328      $721,787,600               100                $216,883.29



                                              Weighted Average Collateral Characteristics
                                                                                           Refi                  Interest
Purpose             WAC       FICO       %LTV      % DTI     Primary      SF/PUD        Cachout     Full Doc         only
CASHOUT REFI           6.31        668     82.08          0       90.99        84.53         100           0           0
PURCHASE               6.41        694     87.62          0       67.55        72.06           0           0           0
RATE/TERM REFI         6.26        680     80.91          0       68.75        78.04           0           0           0
Total:                 6.37        685      85.7          0       74.56        76.01       29.69           0           0



                               OCCUPANCY BUCKET

                                                 Deal Size


Occ Type               # Loans           Balance                 %     AVG Loan Balance
NON OWNER                  929      $149,349,403             20.69               $160,763.62
OWNER OCCUPIED           2,239       538,143,194             74.56                240,349.80
SECOND HOME                160        34,295,003              4.75                214,343.77
Total:                   3,328      $721,787,600               100               $216,883.29


                                                         Weighted Average Collateral Characteristics
                                                                                          Refi                  Interest
Occ Type             WAC       FICO       %LTV      % DTI     Primary      SF/PUD        Cachout     Full Doc      only
NON OWNER              6.86        698     84.63          0           0        58.16        8.62           0           0
OWNER OCCUPIED         6.25        681     86.35          0         100        81.34       36.23           0           0
SECOND HOME            6.11        690     80.06          0           0        70.14       18.78           0           0
Total:                 6.37        685      85.7          0       74.56        76.01       29.69           0           0



                             DOCUMENTATION BUCKET



Doc Type                              # Loans           Balance              %       AV Loan Balance
NO DOC                                    787      $158,398,341             21.95       $201,268.54
NO RATIO                                  641       128,527,420             17.81        200,510.80
STATED WITH NON-VERIFIED
ASSETS DOC                              1,473       330,182,519             45.75        224,156.50
STATED WITH VERIFIED
ASSETS DOC                                427       104,679,320              14.5        245,150.63
Total:                                  3,328      $721,787,600               100       $216,883.29


                                                         Weighted Average Collateral Characteristics
                                                                                                  Refi                  Interest
Doc Type                      WAC       FICO       %LTV      % DTI     Primary      SF/PUD      Cachout     Full Doc      only
NO DOC                         6.38        692     84.85          0       95.51        83.33       34.44           0           0
NO RATIO                       6.61        682     86.87          0        57.7        71.35       33.79           0           0
STATED WITH NON-VERIFIED
ASSETS DOC                     6.38        681     86.43          0       72.35        73.91       29.12           0           0
STATED WITH VERIFIED
ASSETS DOC                     6.05        695     83.24          0       70.53        77.26       19.26           0           0
Total:                         6.37        685      85.7          0       74.56        76.01       29.69           0           0




                               PROPERTY BUCKET

                                                 Deal Size


Property Type            # Loans           Balance    cccc          %   AV Loan Balance
2-4 FAMILY                    283       $69,196,002              9.59           $244,508.84
CONDO                         490       103,973,247              14.4            212,190.30
PUD                             2           328,306              0.05            164,152.82
SINGLE FAMILY DETACHED      2,553       548,290,045             75.96            214,763.04
Total:                      3,328      $721,787,600               100           $216,883.29
Total:                      3,328      $721,787,600               100           $216,883.29


                                                         Weighted Average Collateral Characteristics
                                                                                             Refi                  Interest
Property Type          WAC        FICO       %LTV      % DTI     Primary      SF/PUD      Cachout     Full Doc      only
2-4 FAMILY              6.64        692     85.42          0          49            0       26.49           0           0
CONDO                   6.38        693     86.18          0       63.99            0       14.26           0           0
PUD                     7.18        664     76.85          0         100          100         100           0           0
SINGLE FAMILY DETACHED  6.34        683     85.65          0       79.77          100       32.98           0           0
Total:                  6.37        685      85.7          0       74.56        76.01       29.69           0           0
Total:                  6.37        685      85.7          0       74.56        76.01       29.69           0           0




                               PRINCIPAL BUCKET

                                                 Deal Size
                                                                                             AVG
                                                                                            Loan
UPB                                   # Loans           Balance                 %          Balance
$1 - $50,000                              126        $4,844,062              0.67        $38,444.94
$50,001 - $100,000                        408        31,528,746              4.37         77,276.34
$100,001 - $150,000                       696        88,143,683             12.21        126,643.22
$150,001 - $200,000                       601       104,237,046             14.44        173,439.35
$200,001 - $250,000                       428        95,808,396             13.27        223,851.39
$250,001 - $300,000                       335        91,441,722             12.67        272,960.37
$300,001 - $350,000                       238        77,069,186             10.68        323,820.11
$350,001 - $400,000                       190        71,445,052               9.9        376,026.59
$400,001 - $450,000                        99        42,234,312              5.85        426,609.21
$450,001 - $500,000                        89        42,450,562              5.88        476,972.61
$500,001 - $550,000                        38        19,797,849              2.74        520,996.01
$550,001 - $600,000                        23        13,263,741              1.84        576,684.39
$600,001 - $650,000                        40        25,272,692               3.5        631,817.29
$650,001 - $700,000                         1           652,620              0.09        652,619.72
$700,001 - $750,000                         5         3,665,195              0.51        733,039.06
$750,001 - $800,000                         2         1,572,131              0.22        786,065.72
$800,001 - $850,000                         2         1,626,077              0.23        813,038.65
$850,001 - $900,000                         1           892,141              0.12        892,141.42
$900,001 - $950,000                         2         1,877,468              0.26        938,734.23
$950,001 - $1,000,000                       4         3,964,917              0.55        991,229.24
Total:                                  3,328      $721,787,600               100       $216,883.29


                                                         Weighted Average Collateral Characteristics
                                                                                                  Refi                  Interest
UPB                            WAC       FICO       %LTV      % DTI     Primary      SF/PUD      Cachout     Full Doc      only
$1 - $50,000                     7.04        690     83.17          0       19.54        86.85       18.91           0           0
$50,001 - $100,000               6.77        689      85.3          0       43.78        76.48       19.75           0           0
$100,001 - $150,000              6.53        690     86.16          0        63.7        74.63       25.46           0           0
$150,001 - $200,000              6.46        686     86.57          0        69.6        78.81       24.85           0           0
$200,001 - $250,000              6.35        687     86.68          0       78.14        79.82       26.86           0           0
$250,001 - $300,000              6.31        683     86.84          0       79.79        75.84       33.74           0           0
$300,001 - $350,000              6.38        681      87.5          0       74.64        77.32       26.01           0           0
$350,001 - $400,000               6.3        680     85.56          0       80.83        75.81       36.34           0           0
$400,001 - $450,000              6.25        687     86.11          0       76.93        66.81        34.3           0           0
$450,001 - $500,000              6.32        685     84.77          0       72.94        69.79       29.22           0           0
$500,001 - $550,000               6.2        672     86.02          0         100        76.56       44.99           0           0
$550,001 - $600,000              6.19        675     84.98          0         100        69.46       47.76           0           0
$600,001 - $650,000              6.16        693     81.23          0       90.11        74.91       42.43           0           0
$650,001 - $700,000              5.75        692        80          0         100          100           0           0           0
$700,001 - $750,000              5.74        724     75.35          0         100          100        20.4           0           0
$750,001 - $800,000              5.69        705     72.43          0         100        50.48       50.48           0           0
$800,001 - $850,000              6.19        627     67.51          0         100        49.82       49.82           0           0
$850,001 - $900,000              5.63        653        70          0         100          100           0           0           0
$900,001 - $950,000              5.75        768     55.07          0       49.88          100           0           0           0
$950,001 - $1,000,000            5.69        691      52.5          0       74.83        74.85       25.05           0           0
Total:                           6.37        685      85.7          0       74.56        76.01       29.69           0           0

                  MIN      19684.77 MAX     997955.91




                         State Concentration Bucket *

                                                 Deal Size
                                                                           AVG
                                                                          Loan
State*                # Loans           Balance                 %        Balance
CA                        466      $148,994,205             20.64       $319,730.05
FL                        501        97,507,472             13.51        194,625.69
MA                        115        38,569,777              5.34        335,389.37
IL                        164        35,128,062              4.87        214,195.50
NY                         98        30,602,705              4.24        312,272.50
NJ                        109        29,461,229              4.08        270,286.51
MN                        130        27,215,119              3.77        209,347.07
NV                        107        27,146,812              3.76        253,708.52
AZ                        141        26,223,468              3.63        185,982.04
CO                        116        26,180,466              3.63        225,693.67
VA                        103        22,715,814              3.15        220,541.88
MD                         95        22,562,813              3.13        237,503.30
GA                         91        16,841,864              2.33        185,075.43
WA                         78        16,543,658              2.29        212,098.18
MI                        109        14,413,646                 2        132,235.28
Other                     905       141,680,491             19.63        156,553.03
Total:                  3,328      $721,787,600               100       $216,883.29


                                          Weighted Average Collateral Characteristics
                                                                                         Refi                  Interest
State*              WAC       FICO       %LTV       % DTI     Primary      SF/PUD      Cachout     Full Doc      only
CA                   6.06        693     82.68          0       83.06        80.16       34.26           0           0
FL                   6.4         688     86.95          0       59.63        64.32       20.56           0           0
MA                   6.39        695     83.98          0       78.61        40.16       29.43           0           0
IL                   6.67        677     87.96          0       78.38        60.24       32.43           0           0
NY                   6.42        687     84.33          0       79.28        59.51       28.01           0           0
NJ                   6.59        672     87.46          0       77.58        73.44       33.76           0           0
MN                   6.32        687     87.55          0       85.72        88.58       32.36           0           0
NV                   6.24        679     85.57          0       78.52        94.17       38.98           0           0
AZ                   6.51        686     87.69          0       56.32         86.5       19.72           0           0
CO                   6.15        684     85.24          0       83.94        88.13       31.97           0           0
VA                   6.47        681     86.75          0       68.85         84.6       37.99           0           0
MD                   6.35        676     86.41          0       79.94        89.43       40.23           0           0
GA                   6.51        672     89.88          0       72.59        82.42       20.44           0           0
WA                   6.27        686     86.45          0       82.68        82.98       33.07           0           0
MI                   6.82        681     88.31          0       73.43        90.95       48.85           0           0
Other                6.54        683     86.11          0       70.38        80.77       24.95           0           0
Total:               6.37        685      85.7          0       74.56        76.01       29.69           0           0

* Fill in top 15 states only, combine the remaining in the "Other" Bucket.
*Separate California into North and South if possible.


                                                 Deal Size
                                                                                   WA
                                                                                  Loan
California Breakdown         # Loans           Balance                  %        Balance
CA North                          216       $70,325,778              47.2       $325,582.31
CA South                          250        78,668,427              52.8        314,673.71
                                  466      $148,994,205               100       $319,730.05



                                                         Weighted Average Collateral Characteristics
                                                                                               Refi                   Interest
California Breakdown       WAC       FICO       %LTV      % DTI     Primary      SF/PUD      Cachout     Full Doc        only
CA North                    6.11        690     83.64          0       84.28        87.65       29.69           0           0
CA South                    6.01        695     81.82          0       81.97        73.46       38.34           0           0
                            6.06        693     82.68          0       83.06        80.16       34.26           0           0





                                             FIXED / FLOATING (ii)

                                                 Deal Size
                                                                              WA
                                                                             Loan
Type                 # Loans           Balance                   %          Balance
Fixed                                                        0.00%
Balloon                                                      0.00%
2 YEAR ARM               2,197      $484,881,385             67.18       $220,701.59
3 YEAR ARM               1,131       236,906,215             32.82        209,466.15
5/25                                                         0.00%
2/28 IO                                                      0.00%
3/27 IO                                                      0.00%
5/25 IO                                                      0.00%
Other                                                        0.00%
Total:                   3,328      $721,787,600               100       $216,883.29


                                                         Weighted Average Collateral Characteristics
                                                                                                  Refi      Interest
Type               WAC       FICO       %LTV      % DTI     Primary      SF/PUD      Cachout     Full Doc      only
Fixed
Balloon
2 YEAR ARM          6.45        682     86.38          0       74.31        76.25       30.97           0           0
3 YEAR ARM          6.21        691     84.31          0       75.06        75.52       27.07           0           0
5/25
2/28 IO
3/27 IO
5/25 IO
Other
Total:              6.37        685      85.7          0       74.56        76.01       29.69           0           0

List all loan types and separate the IO loans i.e. 2/28 and 2/28 IO should have separate rows.




                                  LIEN BUCKET

                                                 Deal Size
                                                                             WA
                                                                             Loan
Type                 # Loans           Balance              %              Balance
1                       3,328      $721,787,600            100        $216,883.29
Second                                                                      0.00%
Third                                                                       0.00%
Other                                                                       0.00%
Total:                  3,328      $721,787,600             100       $216,883.29


                                                      Weighted Average Collateral Characteristics
                                                                                                  Refi         Interest
Type               WAC       FICO       %LTV      % DTI     Primary      SF/PUD      Cachout     Full Doc         only
1                    6.37        685      85.7          0       74.56        76.01       29.69           0           0
Second
Third
Other
Total:               6.37        685      85.7          0       74.56        76.01       29.69           0           0




                               PREPAYMENT BUCKET

                                                 Deal Size
                                                                              WA
                                                                             Loan
Type                 # Loans           Balance                  %          Balance
0                       1,588      $381,674,192             52.88       $240,348.99
12                          4           339,974              0.05         84,993.60
24                      1,627       320,509,303              44.4        196,994.04
36                        109        19,264,130              2.67        176,735.14
Total:                  3,328      $721,787,600               100       $216,883.29


                                             Weighted Average Collateral Characteristics
                                                                                       Refi                   Interest
Type               WAC       FICO       %LTV      % DTI     Primary      SF/PUD      Cachout     Full Doc        only
0                   6.53        686     84.83          0       71.21        74.23       26.86           0           0
12                  6.99        714     84.48          0       56.14        84.16        51.5           0           0
24                   6.2        683     86.74          0       78.36        78.04       32.79           0           0
36                  6.07        697     85.62          0       77.87        77.24       33.64           0           0
Total:              6.37        685      85.7          0       74.56        76.01       29.69           0           0



                                 INDEX BUCKET

                                                 Deal Size
                                                                                         WA
                                                                                        Loan
Type                               # Loans           Balance                   %        Balance
6 MONTH LIBOR                           3,328      $721,787,600               100       $216,883.29
Total:                                  3,328      $721,787,600               100       $216,883.29


                                                         Weighted Average Collateral Characteristics
                                                                                       Refi                  Interest
Type               WAC       FICO       %LTV      % DTI     Primary      SF/PUD      Cachout     Full Doc      only
6 MONTH LIBOR         6.37        685      85.7          0       74.56        76.01       29.69           0           0
Total:                6.37        685      85.7          0       74.56        76.01       29.69           0           0
List all reset rates


                              IO ONLY FICO BUCKET

                                                 Deal Size
                                                                                         WA
                                                                                        Loan
Type                 # Loans           Balance                       %              Balance
NA                                                             #DIV/0!
=<500                                                          #DIV/0!
>500 =<520                                                     #DIV/0!
>520 =<540                                                     #DIV/0!
>540 =<560                                                     #DIV/0!
>560 =<580                                                     #DIV/0!
>580 =<600                                                     #DIV/0!
>600 =<620                                                     #DIV/0!
>620 =<640                                                     #DIV/0!
>640 =<660                                                     #DIV/0!
>660 =<680                                                     #DIV/0!
>680 =<700                                                     #DIV/0!
>700 =<750                                                     #DIV/0!
>750                                                           #DIV/0!
TOTAL                       -                 -                #DIV/0!


                                                    Weighted Average Collateral Characteristics
                                                                                       Refi
Type               WAC       FICO       %LTV      % DTI     Primary      SF/PUD      Cachout     Full Doc    LTV =>80
NA
=<500
>500 =<520
>520 =<540
>540 =<560
>560 =<580
>580 =<600
>600 =<620
>620 =<640
>640 =<660
>660 =<680
>680 =<700
>700 =<750
>750
TOTAL




                           IO ONLY PRINCIPAL BUCKET
                                                 Deal Size
                                                                                         WA
                                                                                        Loan
UPB                 # Loans           Balance                        %                Balance
=<50                                                           #DIV/0!
>50 =<100                                                      #DIV/0!
>100 =<125                                                     #DIV/0!
>125 =<150                                                     #DIV/0!
>150 =<200                                                     #DIV/0!
>200 =<250                                                     #DIV/0!
>250 =<300                                                     #DIV/0!
>300 =<350                                                     #DIV/0!
>350 =<400                                                     #DIV/0!
>400 =<450                                                     #DIV/0!
>450 =<500                                                     #DIV/0!
>500 =<600                                                     #DIV/0!
>600 =<700                                                     #DIV/0!
>700 =<800                                                     #DIV/0!
>800 =<900                                                     #DIV/0!
>900 =<1000                                                    #DIV/0!
=>1000                                                         #DIV/0!
TOTAL                       -                 -                #DIV/0!


                                                    Weighted Average Collateral Characteristics
                                                                                      Refi
UPB               WAC       FICO       %LTV      % DTI     Primary      SF/PUD      Cachout     Full Doc    LTV =>80
=<50
>50 =<100
>100 =<125
>125 =<150
>150 =<200
>200 =<250
>250 =<300
>300 =<350
>350 =<400
>400 =<450
>450 =<500
>500 =<600
>600 =<700
>700 =<800
>800 =<900
>900 =<1000
=>1000
TOTAL
* In $1,000




                              Loan-to-Value (LTV)
Percentage of MI coverage
based on FICO and LTV
buckets.*                     =<55        >55 =<60     >60 =<65    >65 =<70    >70 =<75     >75 =<80
             NA
             =<500
             >500 =<550
             >550 =<600
             >600 =<625
             >625 =<650
FICO         >650 =<675                   Please see below
             >675 =<700
             >700 =<725
             >725 =<750
             >750 <800
             =>800



                                                  Loan-to-Value (LTV)
Percentage of MI coverage
based on FICO and LTV
buckets.*                     >80 =<85    >85 =<90     >90 =<95    >95 <100    =>100
             NA
             =<500
             >500 =<550
             >550 =<600
             >600 =<625
             >625 =<650
FICO         >650 =<675
             >675 =<700
             >700 =<725
             >725 =<750
             >750 <800
             =>800



* This table should be filled out with the percentage of MI corresponding to each cross LTV and FICO buckets



       LTV

FICO                 0-54          55-59         60-64          65-69         70-74
540 - 559                    0             0              0             0              0
580 - 599                    0             0              0             0              0
600 - 619                    0             0              0             0              0
620 - 639                    0             0              0             0              0
640 - 659                    0             0              0             0              0
660 - 679                    0             0              0             0              0
680 - 699                    0             0              0             0              0
700 - 719                    0             0              0             0              0
720 - 739                    0             0              0             0              0
740 - 759                    0             0              0             0              0
760 - 779                    0             0              0             0              0
780 - 799                    0             0              0             0              0
800 - 819                    0             0              0             0              0
Total:                       0             0              0             0              0



FICO                     75-79         80-84          85-89         90-94         95-100
540 - 559                    0             0              0             0              0
580 - 599                    0             0              0        49.948              0
600 - 619                    0           100              0             0              0
620 - 639                    0         3.452          9.864        32.454         28.133
640 - 659                    0         2.342         10.676        36.927         27.564
660 - 679                    0         2.907          7.178        34.591         31.671
680 - 699                    0         1.324          6.407        34.002         28.517
700 - 719                    0         1.872          4.512        38.412         22.647
720 - 739                    0         0.927          5.545        32.318          18.51
740 - 759                    0          1.04          1.845        33.072         14.666
760 - 779                    0         1.632           6.48        32.651         12.523
780 - 799                    0         0.879          2.195        33.375            9.9
800 - 819                    0             0          2.643        41.008          27.14
Total:                       0         2.131          7.129        34.744          25.19



The CLTV difference is entirely due to silent seconds (8.7% of the pool have them).

For the loans with MI:
        LTV range               MI coverage             Effective LTV range
        80.01 to 85             22                      62 to 66
        above 85.01             30                      60 to 67

Disclaimer:

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that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may, from
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